UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒                              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DBV Technologies S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No:

	3)	Filing party:

	4)	Date Filed:

Dear Fellow Shareholders,

DBV Technologies was founded on the belief that children with food allergies, their families, and the allergists who treat them, need and deserve multiple treatment options. We believe that our lead product candidate, Viaskin Peanut, has a profile that is important to many families and allergists, and our primary goal is its potential approval in the United States and European Union.

The first half of 2020 was a challenging time for us as we navigated the U.S. regulatory pathway for Viaskin Peanut. When we began the year in January, the Biologic License Application (BLA) for Viaskin Peanut, which we had submitted and filed in 2019, was under review with the Food and Drug Administration (FDA). On March 16, 2020, the FDA contacted DBV to inform us that it was cancelling the Advisory Committee for Viaskin Peanut and that, during its ongoing review of the BLA, it had identified questions regarding efficacy, including the impact of patch-site adhesion.

By May 2020, DBV was facing an uncertain regulatory path for Viaskin Peanut and operating in an industry and world upended by the global COVID-19 pandemic. Although DBV had provided adhesion data to the FDA to potentially supplement the Viaskin Peanut BLA, and our FDA target action date of August 5, 2020 remained unchanged, we began to plan for scenarios other than a timely Viaskin Peanut approval. We considered all realistic alternative regulatory scenarios and each one resulted in a significant delay to the transformation of DBV from a clinical-stage biotechnology company to a commercial-stage one with healthy product revenues.

Chief Executive Officer Daniel Tassé recognized that DBV would likely encounter significant financial pressure in the near-term with limited ability to responsibly raise the additional capital necessary for DBV to remain a competitive and viable clinical-stage company. In June, and after several meetings, Daniel and the Board of Directors made the very difficult and necessary decision to reduce the size of DBV and the scope of its operations to maximize the length of time that DBV’s cash could support its operations. On June 26, 2020, DBV initiated a global cost-containment program that included pausing several programs, suspending several activities, shifting selected functions to external business partners, and reducing the workforce. A corporate restructuring is always a difficult and complex process. However, DBV emerged a leaner organization with greater financial flexibility, all critical functions retained, high quality teams, and a cash position that is expected to support DBV operations into the second half of 2022.

On August 3, 2020, DBV received a Complete Response Letter from the FDA regarding the BLA for Viaskin Peanut. The FDA indicated it could not approve the Viaskin Peanut BLA in its current form and identified several issues, including their concern regarding the impact of patch-site adhesion on efficacy. The DBV executive management team, supported by a comprehensive working group of internal and external experts, immediately began crafting a plan to address the FDA’s concerns and clarify a clinical and regulatory path forward for Viaskin Peanut in the United States. We submitted the plan to the FDA in the fourth quarter of 2020, and in January 2021, the FDA provided clear guidance on a well-defined path forward for a modified Viaskin Peanut. I am very pleased to report that DBV continues to make significant progress, in dialogue with the FDA, in advancing the clinical and regulatory development plan for a modified Viaskin Peanut.

I am also pleased to report that the European Medicines Agency (EMA) review of the Marketing Authorization Application (MAA) for Viaskin Peanut is progressing according to our expectations and consistent with our pre-filing exchanges with the EMA. In the fourth quarter of 2020, DBV submitted the MAA, and the EMA confirmed the application was sufficiently complete to begin their review. We expect to provide further updates as the EMA’s review progresses.

Looking ahead to 2021 and beyond, I believe DBV is strongly positioned for the future. We remain steadfast in our commitment to bring Viaskin Peanut to potential approval in the United States and European Union, and we are driven every day by our foundational belief that children with food allergies, their families, and the allergists who treat them, need and deserve multiple treatment options.

Sincerely,

Michel de Rosen

DBV Technologies S.A.

177-181 Avenue Pierre Brossolette

92120 Montrouge France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 2:00 p.m. Paris Time on Wednesday, May 19, 2021

To Shareholders of DBV Technologies S.A.:

The 2021 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A. (the “Company”), a French société anonyme, will be held on Wednesday, May 19, 2021 at 2:00 p.m. Paris time at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France* in closed session without the physical presence of shareholders and other persons entitled to attend in accordance notably with Article 4 of Order No. 2020-321 of March 25, 2020 (as amended and extended by Order No. 2020-1497 of 2 December 2020 and Decree no. 2021-255 of 9 March 2021) to consider the following actions, as more fully described in the accompanying proxy statement:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended on December 31, 2020,

2.	Approval of the consolidated financial statements for the year ended on December 31, 2020,

3.	Allocation of income for the year ended on December 31, 2020,

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Renewal of the term of office of Julie O’Neill as director,

7.	Renewal of the term of office of Viviane Monges as director,

8.	Appointment of Ms. Adora Ndu to replace Mr. Torbjörn Bjerke as director,

9.	Appointment of Mr. Ravi Rao as director,

10.	Ratification of the provisional appointment of Timothy E. Morris as director,

11.	Determination of the annual fixed sum to be allocated to the members of the Board of Directors,

12.	Approval of the compensation policy for the Chairman of the Board of Directors and for the Board members,

13.	Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

15.	Advisory opinion on the opportunity to consult shareholders each year on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

16.	Advisory opinion on the opportunity to consult shareholders every two years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

17.	Advisory opinion on the opportunity to consult shareholders every three years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

18.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

19.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

20.	Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

21.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Marie-Catherine Théréné, Deputy Chief Executive Officer until September 17, 2020,

22.

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Within the authority of the Extraordinary Shareholders’ Meeting:

23.

Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

24.

Delegation of powers to the Board of Directors to issue ordinary shares, giving, as necessary, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company) and/or securities giving access to ordinary shares (of the Company or of a Group company) with pre-emptive rights, suspension during a public offering period,

25.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer, suspension during a public offering period,

26.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, suspension during a public offering period,

27.	Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year,

28.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, if applicable, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

29.	Authorization to increase the total amount of issues,

30.	Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any merger-absorption, demerger, or partial contribution of assets,

31.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of a merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the thirtieth resolution, suspension during a public offering period,

32.	Overall limit on the maximum authorized amounts set under the 25th, 26th, 28th and 31st resolutions of this Meeting and the 28th resolution of the General Meeting of April 20, 2020,

33.	Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for a category of persons, suspension during a public offering period,

34.

Delegation of powers to be granted to the Board of Directors to increase the share capital by means of the issue of ordinary shares and/or securities giving access to capital, with pre-emptive subscription rights waived in favor of members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

35.

Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

36.

Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff and/or certain corporate officers of the company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

37.	Amendment of Article 13 of the by-laws in order to set the age limit for the Chairman of the Board of Directors at 75 years of age, and,

38.	Powers to complete formalities.

In accordance notably with Article 4 of Order No. 2020-321 of 25 March 2020 adapting the rules for meetings and deliberations of meetings and governing bodies of legal persons and entities without legal personality under private law due to the COVID-19 pandemic, as amended and extended, among others, by Order No. 2020-1497 of 2 December 2020 extending and amending Order No. 2020-321 of 25 March 2020 and by Decree no. 2021-255 of 9 March 2021 extending the period of application of Order No. 2020-321 of 25 March 2020, Decree no. 2020-418 of 10 April 2020 and Decree no. 2020-629 of 25 May 2020, the Annual General Meeting will be held in closed session without the physical presence of shareholders and other persons entitled to attend. On May 19, 2021, starting at 2:00 p.m. Paris time, the Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com/fr/ in the Events and Presentations section. The recorded webcast of the General Meeting will remain accessible on the Company’s website for two years following the date of the General Meeting.

Therefore, we invite you to participate in this meeting by giving a proxy to the chairman of the Annual General Meeting, granting your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union,, voting by electronic mail via the secure platform Votaccess or voting by using your proxy card as described below.

These proxy materials will be mailed by Citibank, N.A. (the “Depositary”) on or about April 26, 2021 to all holders of the Company’s American Depositary Shares (“ADSs”), each representing one-half of one ordinary share of the Company, having a nominal value of €0.10 per share (the “Ordinary Shares” or “Shares”). Our registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on or about May 3, 2021, in accordance with French law and requirements.

In accordance with Article R. 225-85 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of Monday, May 17, 2021 at midnight Paris time, which is the second business day prior to the meeting (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares. You may (i) grant your voting proxy directly to the chairman of the Annual General Meeting (ii) grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, (iii) vote by submitting your proxy card by mail or (iv) vote by electronic mail via the secure platform Votaccess. If you vote in advance of the Annual General Meeting, you may change your vote provided that your request is received by the Company within the applicable time limits described in this proxy statement.

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 21, 2021 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return at or prior to 10:00 a.m. Eastern Time on May 12, 2021 a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the accompanying materials. No matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

We appreciate your continued support of DBV Technologies S.A. and look forward to receiving your vote.

By order of the board of directors,

Daniel Tassé
Chief Executive Officer

* We are monitoring the situation regarding the ongoing COVID-19 pandemic closely and we will monitor the need to potentially alter the date, time or organization of the Annual General Meeting. If we take any additional steps in light of the ongoing COVID-19 pandemic, we will announce the relevant changes in advance by a press release and the filing of additional proxy materials with the Securities and Exchange Commission. Please monitor our website at https://www.dbv-technologies.com/investor-relations/ for updated information and if you intend to view the webcast of the Annual General Meeting, please check the website in advance of the meeting.

PAGE
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	14
REPORT OF AUDIT COMMITTEE	26
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	27
EXECUTIVE OFFICER COMPENSATION	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	36
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	40
PROPOSAL NOS. 1 TO 4: APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS, ALLOCATION OF INCOME AND ALLOCATION OFF ACCUMULATED DEFICIT	46
PROPOSAL NO. 5 STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS AND ACKNOWLEDGMENT OF THE ABSENCE OF THE NEW REGULATED AGREEMENTS	48
PROPOSAL NOS. 6 TO 10 RENEWAL OF TERM OF JULIE O’NEILL, RENEWAL OF TERM OF VIVIANE MONGES, APPOINTMENT OF ADORA NDU, APPOINTMENT OF RAVI RAO AND RATIFICATION OF PROVISIONAL APPOINTMENT OF TIMOTHY E. MORRIS AS DIRECTORS	49
PROPOSAL NOS. 11 TO 13: DETERMINATION OF THE ANNUAL FIXED AMOUNT TO BE ALLOCATED TO THE MEMBERS OF THE BOARD OF DIRECTORS, APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS AND FOR THE DIRECTORS AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER AND/OR ANY OTHER EXECUTIVE CORPORATE OFFICER	51
PROPOSAL NO. 14: ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER	52
PROPOSAL NOS. 15 TO 17: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	53
PROPOSAL NO. 18: APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	54
PROPOSAL NO. 19: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS	55
PROPOSAL NO. 20: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER	56
PROPOSAL NO. 21: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO CATHERINE THÉRÉNÉ, DEPUTY CHIEF EXECUTIVE OFFICER	57
PROPOSAL NO. 22 AUTHORIZATION TO BUY BACK COMPANY SHARES	58
PROPOSAL NO. 23: AUTHORIZATION TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L. 22-10-62 OF THE FRENCH COMMERCIAL CODE SUSPENSION DURING A PUBLIC OFFERING PERIOD	60

i

PAGE
PROPOSALS 24-29: FINANCIAL AUTHORIZATIONS	61

PROPOSAL NO. 25: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING ACCESS, AS THE CASE MAY BE, TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN SECTION 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER SUSPENSION DURING A PUBLIC OFFERING PERIOD

65
PROPOSAL NO. 26: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING ACCESS, AS THE CASE MAY BE, TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE SUSPENSION DURING A PUBLIC OFFERING PERIOD	67
PROPOSAL NO. 27: AUTHORIZATION, IN THE EVENT OF AN ISSUE WITHOUT PRE-EMPTIVE RIGHTS, TO SET THE ISSUE PRICE ACCORDING TO THE TERMS SET BY THE GENERAL MEETING, WITHIN A LIMIT OF 10% OF THE CAPITAL PER YEAR	68
PROPOSAL NO. 28: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS WITH CERTAIN CHARACTERISTICS, SUSPENSION DURING A PUBLIC OFFERING PERIOD	69
PROPOSAL NO. 29: AUTHORIZATION TO INCREASE THE TOTAL AMOUNT OF ISSUES	71
PROPOSAL NO. 30: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS	72
PROPOSAL NO. 31: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF A MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-SEVENTH RESOLUTION, SUSPENSION DURING A PUBLIC OFFERING PERIOD	73
PROPOSAL NO. 32 OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 25TH, 26TH, 28TH AND 31ST RESOLUTIONS OF THIS GENERAL MEETING AND THE 28TH RESOLUTION OF THE GENERAL MEETING OF APRIL 20, 2020	75
RESOLUTIONS 33 TO 36: EQUITY RESOLUTIONS	76
PROPOSAL NO. 33 DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH CANCELLATION OF PREFERENTIAL SUBSCRIPTION RIGHTS, RESERVED FOR CATEGORIES OF PERSONS, SUSPENSION DURING A PUBLIC OFFERING PERIOD	77

ii

PAGE
PROPOSAL NO. 34: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE	80
PROPOSAL NO. 35: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS.	81
PROPOSAL NO. 36: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF (AND/OR CERTAIN CORPORATE OFFICERS)	84
PROPOSAL NO. 37: AMENDMENT OF ARTICLE 13 OF THE BY-LAWS	88
PROPOSAL NO. 38: POWERS TO COMPLETE FORMALITIES	89
CODE OF BUSINESS CONDUCT AND ETHICS	90
OTHER MATTERS	90
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	90
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	91
ANNEX B: COMPENSATION POLICY FOR CORPORATE OFFICERS (SAY ON PAY EX ANTE)	113
ANNEX C – Part 1: APPROVAL OF INFORMATION REFERRED TO IN ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	121
ANNEX C – Part 2: APPROVAL OF FIXED, VARIABLE AND EXCEPTIONAL ITEMS COMPRISING THE TOTAL COMPENSATION AND BENEFITS OF ANY KIND PAID DURING THE PREVIOUS FINANCIAL YEAR OR AWARDED FOR SAID FINANCIAL YEAR TO THE CORPORATE OFFICERS	122
ANNEX D: ACHIEVEMENT AGAINST ANNUAL CORPORATE OBJECTIVES	125

iii

DBV Technologies S.A.

177-181 Avenue Pierre Brossolette

92120 Montrouge France

PROXY STATEMENT

FOR THE 2021 ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 2:00 p.m. Paris Time on Wednesday, May 19, 2021

This proxy statement and the enclosed form of proxy are furnished to holders of Ordinary Shares and ADSs in connection with the solicitation of proxies by our board of directors for use at the 2021 Annual Combined General Meeting of shareholders of DBV Technologies S.A. (the “Company”), a French société anonyme, and any postponements, adjournments or continuations thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Wednesday, May 19, 2021 at 2:00 p.m. Paris time at 177-181 Avenue Pierre Brossolette, 92120 Montrouge, France. In accordance notably with Article 4 of Order No. 2020-321 of 25 March 2020 adapting the rules for meetings and deliberations of meetings and governing bodies of legal persons and entities without legal personality under private law due to the COVID-19 pandemic, as amended and extended, among others, by notably Order No. 2020-1497 of 2 December 2020 extending and amending Order No. 2020-321 of 25 March 2020, and by Decree no. 2021-255 of 9 March 2021 extending the period of application of Order No. 2020-321 of 25 March 2020, Decree no. 2020-418 of 10 April 2020 and Decree no. 2020-629 of 25 May 2020, the Annual General Meeting will be held in closed session without the physical presence of shareholders and other persons entitled to attend. On May 19, 2021, starting at 2:00 p.m. Paris time, the Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com/fr/ in the Events and Presentations section. Shareholders will also be able to access the recorded webcast of the General Meeting on the Company’s website for two years following the date of the General Meeting.

If we take any additional steps in light of the COVID-19 pandemic, we will announce the relevant changes in advance by a press release and the filing of additional proxy materials with the Securities and Exchange Commission (“SEC”). Please monitor our website at https://https://www.dbv-technologies.com/investor-relations/ for updated information and if you intend to view the webcast of the meeting, please check the website in advance of the meeting. In this proxy statement references to “DBV,” “the company,” “our company,” “we,” “us” and “our” refer to DBV Technologies S.A. and our consolidated subsidiaries.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 19, 2021:

The proxy statement and annual report are available at: https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/

You may also request paper copies of materials by contacting:

DBV Technologies S.A.

177-181 avenue Pierre Brossolette

92120 Montrouge, France

Attention: Legal Department

Email : investors@dbv-technologies.com

Citibank, N.A., as the depositary (the “Depositary”), or a broker, bank or other nominee, will provide the proxy materials to holders of American Depositary Shares, each representing one-half of one Ordinary Share (“ADSs”). We expect the Depositary will mail the proxy materials to ADS holders on or about April 26, 2021. Our registrar, Société Générale Securities Services, will commence mailing of proxy materials to all holders of our ordinary shares, nominal value €0.10 per shares (“Ordinary Shares”), on or about May 3, 2021, in accordance with French law and requirements.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2020 Annual Report on Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2020.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters will be voted at the Annual General Meeting?

There are 38 proposed resolutions (the “Proposals”) scheduled to be considered and voted on at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended on December 31, 2020,

2.	Approval of the consolidated financial statements for the year ended on December 31, 2020,

3.	Allocation of income for the year ended on December 31, 2020,

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Renewal of the term of office of Julie O’Neill as director,

7.	Renewal of the term of office of Viviane Monges as director,

8.	Appointment of Ms. Adora Ndu to replace Mr. Torbjorn Bjerke as director,

9.	Appointment of Mr. Ravi Rao as director,

10.	Ratification of the provisional appointment of Timothy E. Morris as director,

11.	Determination of the annual fixed sum to be allocated to the members of the Board of Directors,

12.	Approval of the compensation policy for the Chairman of the Board of Directors and for the Board members,

13.	Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

15.	Advisory opinion on the opportunity to consult shareholders each year on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

16.	Advisory opinion on the opportunity to consult shareholders every two years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

17.	Advisory opinion on the opportunity to consult shareholders every three years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

18.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

19.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

20.	Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

21.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Marie-Catherine Théréné, Deputy Chief Executive Officer until September 17, 2020,

22.

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Within the authority of the Extraordinary Shareholders’ Meeting:

23.

Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

24.

Delegation of powers to the Board of Directors to issue ordinary shares, giving, as necessary, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company) and/or securities giving access to ordinary shares (of the Company or of a Group company) with pre-emptive rights, suspension during a public offering period,

25.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer, suspension during a public offering period,

26.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, suspension during a public offering period,

27.	Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year,

28.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, if applicable, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

29.	Authorization to increase the total amount of issues,

30.	Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any merger-absorption, demerger, or partial contribution of assets,

31.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of a merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the thirtieth resolution, suspension during a public offering period,

32.	Overall limit on the maximum authorized amounts set under the 25th, 26th, 28th and 31st resolutions of this Meeting and the 28th resolution of the General Meeting of April 20, 2020,

33.

Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for a category of persons, suspension during a public offering period,

34.

Delegation of powers to be granted to the Board of Directors to increase the share capital by means of the issue of ordinary shares and/or securities giving access to capital, with pre-emptive subscription rights waived in favor of members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

35.

Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

36.

Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff and/or certain corporate officers of the company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option.

37.	Amendment of Article 13 of the by-laws in order to set the age limit for the Chairman of the Board of Directors at 75 years of age, and

38.	Powers to complete formalities.

What if another matter is properly brought before the meeting?

At this time, the board of directors is unaware of any matters to be presented at the Annual General Meeting, other than as set forth above and the possible additional shareholder resolutions that may properly be submitted before the Annual General Meeting in accordance with applicable French law.

Holders of Ordinary Shares: To address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares may use their proxy card to (i) abstain from voting on such matters, (ii) vote “AGAINST” on such matters, or (iii) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, or (iv) grant a voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will not be voted on such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.

Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

Why is the Company soliciting my proxy?

Our board of directors is soliciting your proxy to vote at the 2021 annual meeting of shareholders to be held at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France, on Wednesday, May 19, 2021, at 2:00 p.m. Paris time in closed session without the physical presence of the shareholders and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 because you owned our ordinary shares or ADSs on April 21, 2021. We intend to commence distribution of the proxy materials to shareholders on or about May 3, 2021, in accordance with French law and requirements.

Who may vote?

Ordinary shareholders of record and bearer shareholders

In accordance with article R. 225-85 of the French Commercial Code, only those holders of ordinary shares who can prove their status by having their shares registered in their name, or in the name of an intermediary duly registered on their behalf, on the second business day prior to the meeting, i.e. Monday, May 17, 2021 at midnight Paris time (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, will be eligible to vote.

For registered shareholders, this registration in the registered share accounts on the Ordinary Share Record Date is sufficient to enable them to vote their Shares.

For bearer shareholders, it is the authorized intermediaries who maintain the bearer share accounts who directly prove their clients’ status as shareholders to Société Générale Securities Services (the centralizing institution for the meeting mandated by DBV Technologies) by producing a certificate of participation which they attach to the single postal voting or proxy form drawn up in the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.

Holders of American Depositary Shares

If you are a registered holder of ADSs on the books of Citibank, N.A. on April 21, 2021 (the “ADS Record Date”), then at or prior to 10:00 a.m. Eastern Time on May 12, 2021, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the issues set forth in this proxy statement. The Depositary will mail you a voting instruction card if you hold ADSs in your own name on the Depositary’s share register (“Registered Holders”). If, however, on the ADS Record Date you held your ADSs through a bank, broker, custodian or other nominee/agent (“Beneficial Holders”), it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you.

•

Registered holders. Registered holders of ADSs must complete, sign and return a Voting Instruction Form to be actually received by the Depositary on or prior to 10:00 a.m. Eastern Time on May 12, 2021.

•

Street Name holders. If our ADSs are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those ADSs held in “street name,” and this proxy statement was forwarded to you by your broker or nominee. A holder of ADSs held through a broker, bank or other nominee (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs.

How many votes do I have?

Each share of our ordinary shares that you own entitles you to one vote. Each American Depositary Share represents one-half of one ordinary share. Voting instructions with respect to ADSs may be given only in respect of a number of ADSs representing an integral number of ordinary shares.

How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) grant your voting proxy directly to the chairman of the Annual General Meeting, (ii) grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, (iii) vote by submitting your proxy card by mail or (iv) vote electronically via Votaccess, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the board of directors’ recommendations.

If you own Ordinary Shares in “street name” through a broker, bank or other nominee and you do not direct your broker how to vote your shares on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot vote your shares for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

With respect to Ordinary Shares represented by ADSs for which no timely voting instructions are received by the Depositary from a holder of ADSs, the Depositary shall not vote such Ordinary Shares. The Depositary will not itself exercise any voting discretion in respect of any Ordinary Shares.

If you own ADSs in “street name” through a broker, bank or other nominee and you do not direct your broker how to instruct the Depositary how to vote the Ordinary Shares represented by your ADSs on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to provide voting instructions to the Depositary. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot provide voting instructions to the Depositary with respect to how to vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?

If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the board of directors in Proposal Nos. 6 to 10 and “FOR” each of Proposal Nos. 1 to 5, 11 to 15, and 18 to 38 and “AGAINST” each of Proposal Nos. 16 and 17.

How many votes are needed for approval of each proposed resolution?

•

Proposal Nos. 1 to 22: The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee in Proposal Nos. 6 to 10 and for the approval of each matter described in Proposal Nos. 1 to 5 and 11 to 23. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution.

•	Proposal Nos. 23 to 38: For approval of Proposal Nos. 23 through 38, the affirmative vote of two-thirds of the total number of votes cast is required.

What is an “abstention” and how would it affect the vote?

With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

With respect to ADSs, an abstention occurs when a holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

Abstentions by holders of Ordinary Shares or by holders of ADSs will not be counted toward a quorum and will not be counted as votes cast and will have no effect on the outcome of the vote on matters on which a holder has abstained.

Who will count the votes at the Annual General Meeting?

Representatives of Société Générale Securities Services will tabulate the votes and act as inspectors of election.

What Constitutes a Quorum for the Annual Meeting?

Consistent with French law, our by-laws provide that a quorum requires the presence of shareholders having at least (1) 20% of the shares entitled to vote in the case of an ordinary shareholders’ general meeting or at an extraordinary shareholders’ general meeting where shareholders are voting on a capital increase by capitalization of reserves, profits or share premium, or (2) 25% of the shares entitled to vote in the case of any other extraordinary shareholders’ general meeting.

How can I vote my ordinary shares?

Due to the COVID-19 pandemic, the Annual General Meeting will be held in closed session without the physical presence of shareholders and other persons entitled to attend, in accordance with Article 4 of Order No. 2020-321 of 25 March 2020 adapting the rules for meetings and deliberations of meetings and governing bodies of legal persons and entities without legal personality under private law due to the COVID-19 pandemic, as amended and extended, among others, by Order No. 2020-1497 of 2 December 2020 extending and amending Order No. 2020-321 of 25 March 2020 and by Decree no. 2021-255 of 9 March 2021 extending the period of application of Order No. 2020-321 of 25 March 2020, Decree no. 2020-418 of 10 April 2020 and Decree no. 2020-629 of 25 May 2020, Therefore, we urge you to vote by proxy as you may not attend the meeting in person. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below.

In order to facilitate their participation in the Annual General Meeting, the Company offers its holders of ordinary shares the possibility of voting via Votaccess.

The Votaccess website will be open from Monday, May 3, 2021 at 9:00 a.m. Paris time to Tuesday, May 18, 2021 at 3:00 p.m. Paris time.

In order to avoid any possible bottleneck on the Votaccess platform, shareholders are strongly recommended not to wait until the end of the opening period of Votaccess to enter their instructions.

Only holders of bearer shares whose account-holding institution has subscribed to the Votaccess system and offers them this service for this general meeting will be able to access it. The securities account holder of the bearer shareholder, who does not subscribe to Votaccess or who makes access to the site subject to conditions of use, will indicate to the shareholder how to proceed.

Shareholders wishing to participate in the Annual General Meeting may choose one of the following options:

•	give proxy to the chairman of the general meeting grant your voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union;

•	vote by mail or via Votaccess;

Shareholders who have chosen to vote by mail or to give aproxy to the Chairman or to grant a voting proxy to another shareholder, your spouse, or your partner with whom you have entered into a civil union, using the single form may:

•

If you are a registered shareholder: by mail, return the single form for voting by mail or by proxy that will be sent to you with the notice of meeting using the enclosed T envelope no later than Saturday, May 15, 2021, 11:59 p.m., Paris Time; or by Internet, log on to www.sharinbox.societegenerale.com no later than 3:00 p.m., Paris Time, Tuesday, May 18, 2021;

•

in the case of bearer shareholders: by post, request this form from the financial intermediary with which their shares are registered, as of the date of the meeting, which request must be received at least six days prior to the date of the meeting, at the following address Société Générale, Service des Assemblées (CS 30812—44308 Nantes Cedex 3) no later than Saturday, May 15, 2021, 11:59 p.m., Paris Time; or via Internet, log on to the portal of its securities account holder to access the Votaccess site in accordance with the terms and conditions set out below, no later than 3:00 p.m., Paris Time, Tuesday, May 18, 2021, Paris time.

Postal votes cast by paper means will only be taken into account if the duly completed and signed forms (and accompanied by the certificate of participation for bearer shares) reach the aforementioned Meetings Department of Société Générale at least three days before the date of the general meeting, i.e. no later than Saturday, May 15, 2021, 11:59 p.m. Paris time.

In addition, if you give a proxy vote to another shareholder, to your spouse or to your partner with whom you have entered into a civil union, the voting proxy needs to address its voting instructions to Société Générale for the exercise of its mandates in the form of a scanned copy of the single form, by e-mail to the following address: assemblees.generales@sgss.socgen.com. The form must bear the surname, first name and address of the person being named as proxy, the words “In the capacity of proxy”, and must be dated and signed. The direction of the vote must be indicated in the “I vote by mail” box of the form. The proxy must attach a copy of his or her identity card and, if applicable, a power of attorney from the legal entity he/she represents. To be taken into account, the electronic message must be received by Société Générale no later than the fourth day prior to the date of the meeting, which is Saturday, May 15, 2021.

In accordance with the provisions of Article R. 225-79 of the French Commercial Code, notification of the appointment and revocation of a proxy to the Chairman may also be made in the following manner:

•

by post, using the voting form sent either directly for registered shareholders, using the prepaid reply envelope attached to the notice of meeting, or by the holder of the share account for bearer shareholders and received by the Société Générale, Service des Assemblées (CS 30812 - 44 308 Nantes Cedex 3) no later than Saturday, May 15, 2021, 11:59 p.m. Paris Time;

•

by electronic means, by connecting, for registered shareholders to the www.sharinbox.societegenerale.com website, for bearer shareholders to the portal of their securities account holder to access the Votaccess website, in accordance with the terms and conditions described below, no later than Tuesday, May 18, 2021 at 3:00p.m., Paris time.

As an exception to Section III of Article R. 225-85 of the French Commercial Code and in accordance Article 7 of Decree No. 2020-418 of April 10, 2020 adapting the rules of meeting and deliberation of the assemblies and governing bodies of legal persons and entities without legal personality under private law due to the COVID-19 pandemic, a shareholder who has already voted by mail, or sent a proxy to the Chairman may choose another means of participating in the meeting, provided that his/her/it instructions to this effect reaches the Company within the time required for the new mode of participation chosen. However, if a transfer of ownership occurs before the Ordinary Share Record Date, the Company shall invalidate or modify, as the case may be, the vote cast by mail, the proxy or the certificate of participation, as the case may be.

To this end, the authorized intermediary holding the account shall notify the Company or its agent of the transfer of ownership and provide it with the necessary information. No transfer of ownership made after Ordinary Share Record Date, regardless of the means used, shall be notified by the authorized intermediary holding the account or taken into consideration by the Company, notwithstanding any agreement to the contrary. It should be noted that for any proxy given by a shareholder without indication of a proxy holder, the chairman of the Annual General Meeting shall cast a vote in favor of the adoption of draft resolutions presented or approved by the Board of Directors, and a vote against the adoption of all other draft resolutions.

Please also note that shareholders who wish to ask questions may submit these in writing, accompanied by the shareholder’s certificate of registration, to investors@dbv-technologies.com. Questions must be received by Monday, May 17, 2021 at 11:59 p.m., Paris time.

How does the board of directors recommend that I vote on the proposals?

Our board of directors recommends that you vote FOR” the nominees to the board of directors in Proposal Nos. 6 to 10 and “FOR” each of Proposal Nos. 1 to 5, 11 to 15, and 18 to 38 and “AGAINST” each of Proposal Nos. 16 and 17.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Can I Vote my Ordinary Shares or ADSs?” for each account to ensure that all of your shares are voted.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Annual General Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Where is the Annual General Meeting?

The annual meeting will be held at 2:00 p.m. Paris time on Wednesday, May 19, 2021 at the Company’s headquarters located at 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France. However, due to the COVID-19 pandemic the Annual General Meeting will be held in closed session without the physical presence of shareholders and other persons entitled to attend, in accordance with Article 4 of Order No. 2020-321 of 25 March 2020 adapting the rules for meetings and deliberations of meetings and governing bodies of legal persons and entities without legal personality under private law due to the Covid-19 pandemic, as amended and extended, among others, by Order No. 2020-1497 of 2 December 2020 extending and amending Order No. 2020-321 of 25 March 2020 and by Decree no. 2021-255 of 9 March 2021 extending the period of application of Order No. 2020-321 of 25 March 2020, Decree no. 2020-418 of 10 April 2020 and Decree no. 2020-629 of 25 May 2020.

On May 19, 2021, starting at 2:00 p.m. Paris time, the Annual General Meeting will be webcast with live audio on the Company’s website http://www.dbv-technologies.com/fr/ in the Events and Presentations section, including the presentation of the results of the votes on the resolutions received by Société Générale Securities Services. Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for two years.

I share an address with another holder of ADSs, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our ADS holders of record reside, if we or your broker believe that the ADS holders of record are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. ADS holders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your ADSs and (1) your household received a single set of proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another ADS holder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Can I receive Company shareholder communications by electronic delivery?

Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or by following the instructions provided when you vote over the Internet.

Where can I find documents referenced in this proxy statement?

An English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting is included in Annex A of this proxy statement and this proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2020 presented in accordance with generally accepted accounting principles in the United States. The Company’s Annual Report on Form 10-K was filed with the SEC on March 17, 2021 and is available on our website at https://www.dbv-technologies.com. In addition, once available, the following documents will be posted on our website at https://www.dbv-technologies: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2020 prepared in accordance with generally accepted accounting principles as applied to companies in France; (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2020 prepared in accordance with International Financial Reporting Standards as adopted by the European Union; (iii) an English translation of the report of the board of directors and the management report; and (iv) an English translation of the report of the statutory auditors concerning the statutory and consolidated financial statements of the Company for the fiscal year ended December 31, 2020, as well as an English translation of the special report of the statutory auditors concerning the regulated agreements and acknowledgement of the absence of new related party transactions being presented to shareholders for approval in Proposal No. 5.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company at DBV Technologies S.A., 177-181 avenue Pierre Brossolette, 92120 Montrouge, France, or by emailing investors@dbv-technologies.com. Such additional information includes, but is not limited to, the statutory auditors’ reports referenced in the resolutions described below.

What is the deadline to propose actions for consideration at next year’s Annual General Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals

Any holder of ADSs and/or Ordinary Shares desiring to present a resolution for inclusion in the Company’s proxy statement for the 2021 Annual General Meeting of shareholders must deliver such resolution to the board of directors at the address below no later than December 27, 2021. Only those resolutions that comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be included in the Company’s proxy statement for the 2022 Annual General Meeting of shareholders.

In addition, under French law, holders of Ordinary Shares are permitted to submit a resolution for consideration so long as such matter is received by the Company no later than 25 days prior to the date of the meeting. Holders of Ordinary Shares wishing to present resolutions at the 2022 Annual General Meeting of shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt or via e-mail. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. Any holder of Ordinary Shares who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.

All submissions to the Company should be made to:

DBV Technologies S.A.

177-181 avenue Pierre Brossolette

92120 Montrouge, France

Attention: Legal Department

Email : investors@dbv-technologies.com

Nomination of Director Candidates

Shareholders may recommend director candidates for consideration by our nominating and corporate governance committee. For additional information regarding our policy regarding shareholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Shareholder Recommendations for Nominations to the Board of Directors.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of our board of directors, which is currently composed of nine members. Seven of our directors are independent within the meaning of the listing standards of the Nasdaq Stock Market.

The following table sets forth the names, ages as of April 14, 2021, and certain other information for each of the nominees for director, each of the provisionally appointed directors subject to shareholder ratification, and for each of the continuing members of our board of directors:

Name	Age	Position	Term Expires
Nominees for Director
Adora Ndu	39	Director Nominee	n/a
Ravi Rao	53	Director Nominee	n/a
Viviane Monges (1)	57	Director	2021
Julie O’Neill	55	Director	2021
Provisionally Appointed Directors Subject to Shareholder Ratification
Timothy E. Morris (1)	59	Director	2022
Continuing Directors
Daniel Tassé	61	Chief Executive Officer and Director	2023
Michel de Rosen (3)	70	Non-Executive Chairman of the Board of Directors	2022
Maïlys Ferrère (2)(3)	58	Director	2023
Michael J. Goller (2)(3)	46	Director	2023
Daniel Soland (1)	62	Director	2022
Director Whose Term Expires Immediately Following Annual General Meeting
Dr. Torbjörn Bjerke (2)(3)	58	Director	2021

(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.

Daniel Tassé has served as Chief Executive Officer since November 2018 and as a member of our board of directors since March 2019. From March 2016 to November 2018, Mr. Tassé served as the Chairman and Chief Executive Officer of Alcresta Therapeutics, Inc., a pediatric-focused rare disease biotechnology company. From January 2008 to April 2015, Mr. Tassé served as the Chairman and Chief Executive Officer of Ikaria, Inc., which develops drugs and devices for critically ill patients. In April 2015, Ikaria was acquired by Mallinckrodt Pharmaceuticals. Mr. Tassé holds a B.Sc. in Biochemistry from Université de Montréal. The board of directors believes that Mr. Tassé’s leadership and extensive experience in the pharmaceutical industry will allow him to drive us to the success of our objectives.

Michel de Rosen has served as a member of our board of directors since May 2018 and as Non-Executive Chairman of our board of directors since March 2019. Mr. de Rosen also serves on the board of directors of Faurecia and Pharnext. Mr. de Rosen served as Chairman and Chief Executive Officer of Eutelsat from 2009 until his retirement in November 2017, Chairman and Chief Executive Officer of ViroPharma from 2000 to 2008, and Chairman and Chief Executive Officer of Rhone-Poulenc Santé from 1993 to 1999. He has also held numerous positions at the French Ministries of Finance, Defense, Industry and Telecommunication. Mr. de Rosen holds an M.B.A. from HEC and an M.B.A. from Ecole Nationale d’Administration. The board of directors believes that Mr. de Rosen’s extensive business experience in the biopharmaceutical industry and over 15 years’ experience in the United States will be instrumental to the success of our objectives.

Dr. Torbjörn Bjerke has served as a member of our board of directors since 2006. Dr. Bjerke has served as the portfolio manager of Arctic Aurora LifeScience since January 2016 and as a director of TXP Pharma GmbH since 2014 and SynAct Pharma since April 2016. He previously served as the Chief Executive Officer of Karolinska Development AB from 2011 to 2014. Prior to then, Dr. Bjerke was the President and Chief Executive Officer of Orexo AB, a position he held from 2007 until January 2011, President and Chief Executive Officer of Biolipox AB and Director of Pharmacology at AstraZeneca. Dr. Bjerke holds a Ph.D. in Medicine from Aarhus Universitet. The board of directors believes that Dr. Bjerke’s experience in the pharmaceutical industry, particularly his extensive experience in allergy treatment field, and his years of business and leadership experience allow him to make valuable contributions to the board of directors. Dr. Bjerke’s term as a director will terminate immediately following the Annual Meeting.

Maïlys Ferrère has served as a member of our board of directors since June 2016 and previously served as a non-voting observer of our board of directors since our initial public offering on Euronext Paris in March 2012. Ms. Ferrère has served as a Director, Head of the Large Venture Investment Activity at Bpifrance, France’s public investment bank, since October 2013 and is affiliated with one of our significant shareholders. She graduated from Institut d’Etudes Politiques Paris, and began her career with the General Inspectorate of Société Générale before working for multiple French banks in the equity capital markets origination department. The board of directors believes that Ms. Ferrère’s experience in the banking industry and her knowledge of capital markets allow her to make valuable contributions to the board of directors.

Michael J. Goller has served as a member of our board of directors since October 2015. Mr. Goller serves as a Partner of Baker Brothers Investments, a fund management company focused on long-term investments in life-sciences companies. Prior to joining Baker Brothers in 2005, Mr. Goller was an associate of JPMorgan Partners, LLC where he focused on venture investments in the life sciences sector from 1999 to 2003. Mr. Goller began his career as an investment banker with Merrill Lynch and Co. from 1997 to 1999. Mr. Goller holds a B.S. in Molecular and Cell Biology from The Pennsylvania State University, and a Masters in both Biotechnology and Business Administration from the University of Pennsylvania. The board of directors believes that Mr. Goller’s experience in the life sciences industry and his knowledge of corporate development matters allow him to make valuable contributions to the board of directors.

Viviane Monges has served as a member of our board of directors since May 2019. Ms. Monges also serves on the board of directors of Novo Holdings, Chimique Belge (UCB), Idorsia Pharmaceuticals and Voluntis. Ms. Monges has served as a strategic advisor to NeoMedLight since January 2014. Ms. Monges served as Vice President of Finance & Control – Nestlé Business Excellence at Nestlé S.A. from February 2015 to May 2017, Group Chief Financial Officer at Nestlé Skin Health from October 2010 to February 2015 and Global Chief Financial Officer – OTC Division at Novartis from June 2008 to September 2010. Ms. Monges received an M.B.A. from ESCP Business School. The board of directors believes that Ms. Monges’ extensive business experience in the biopharmaceutical industry allows her to make valuable contributions to the board of directors.

Timothy E. Morris has served as a member of our board of directors since March 2021. Mr. Morris has served as the Chief Operating Officer and Chief Financial Officer of Humanigen, Inc. since August 2020. He previously served as the Chief Financial Officer of Iovance Biotherapeutics, Inc. from August 2017 to June 2020 and as the Chief Financial Officer and Head of Business Development of AcelRx Pharmaceuticals, Inc. from March 2014 to June 2017. Mr. Morris previously served as a member of the board of directors of Humanigen, Inc. from June 2016 to August 2020. Mr. Morris received his BS in Business with an emphasis in Accounting from California State University, Chico, and is a Certified Public Accountant (Inactive). The board of directors believes that Mr. Morris’ extensive operational experience with public companies in the biopharmaceutical industry, particularly in the areas of finance and corporate development, allows him to make valuable contributions to the board of directors.

Adora Ndu is a nominee for our board of directors. Dr. Ndu has served as the Group Vice President, Worldwide Research & Development, Strategy, Scientific Collaborations and Policy at BioMarin Pharmaceutical, Inc. since January 2021. She previously served in positions of increasing responsibility at BioMarin, as the Vice President, Regulatory Affairs, Policy, Research, Engagement & International from August 2019 to January 2021, Executive Director from September 2017 to July 2019 and Senior Director from February 2017 to September 2019. Prior to joining BioMarin, Dr. Ndu was an adjunct faculty member at the University of Maryland University College from 2016 to 2019 and served in various roles at the U.S. Food and Drug Administration from 2008 to 2016, most recently as a Division Director in the Division of Medical Policy Development. Dr. Ndu received a Doctor of Pharmacy from Howard University and a Juris Doctor from the University of Maryland Francis King Carey School of Law. The board of directors believes that Dr. Ndu’s extensive experience in the biopharmaceutical industry will allow her to make valuable contributions to the board of directors.

Julie O’Neill has served as a member of our board of directors since June 2017. From January 2015 to September 2018, Ms. O’Neill was served as the Executive Vice President, Global Operations for Alexion Pharmaceuticals Inc. From 2014 to 2015, Ms. O’Neill was Senior Vice President of Global Manufacturing Operations and General Manager of Alexion Pharma International Trading. Prior to joining Alexion, Ms. O’Neill served in various leadership positions at Gilead Sciences from 1997 to 2014 including Vice President of Operations and General Manager of Ireland from 2011 to 2014. Prior to Gilead Sciences, Ms. O’Neill held leadership positions at Burnil Pharmacies and Helsinn Birex Pharmaceuticals. She is the Chairperson for the National Standards Authority of Ireland and is a member of the Boards of the National Institute for Bioprocessing Research & Training and the American Chamber of Commerce, Ireland. From January 2019 to October 2019, Ms. O’Neill was engaged by us to serve as a consultant to support CMC activities, including our BLA resubmission for ViaskinTM Peanut. Ms. O’Neill received a Bachelor of Science in Pharmacy from University of Dublin, Trinity College and a Masters of Business Administration from University College Dublin (Smurfit School of Business). The board of directors believes that Ms. O’Neill’s experience in the life sciences industry and her knowledge of corporate development matters allow her to make valuable contributions to the board of directors.

Ravi Rao is a nominee for our board of directors. He has served as the Chief Medical Officer of Swedish Orphan Biovitrum, a global biopharmaceutical specialty company, since August 2020. From October 2019 to August 2020, Dr. Rao served as Chief Medical Officer of Aeglea Biotherapeutics, a clincal-stage company developing enzyme therapies for rare metabolic disease. Prior to that, from 2012 to October 2019, Dr. Rao was a Vice President at GlaxoSmithKline plc, a British multinational pharmaceutical company. Dr. Rao received a Bachelor of Arts with Honors from the University of Cambridge, Gonville and Caius College; an MB.BChir from the University of Cambridge; a MRCP from the Royal College of Physicians, London; a CCST in Rheumatology from the General Medical Council; and a Ph.D. from Imperial College London. The board of directors believes that Dr. Rao’s experience in clinical development and medical affairs will allow him to make valuable contributions to the board of directors.

Daniel Soland has served as a member of our board of directors since March 2015. Mr. Soland most recently served as Senior Vice President and Chief Operating Officer of Viropharma from March 2008 to December 2014, and currently serves on the board of directors of Acadia Pharmaceuticals Inc. and Kalvista Pharmaceuticals, Inc. In addition to his role at Viropharma, where he helped build the organizational and commercial infrastructure that resulted in an 11-fold increase in Viropharma’s share price during his tenure, Mr. Soland previously served as President of Chiron Vaccines, and helped engineer a turnaround that contributed to Chiron’s acquisition by Novartis. Prior to then, he served as President and Chief Executive Officer of Epigenesis Pharmaceuticals. At GlaxoSmithKline Biologicals, Mr. Soland served as Vice President and Director, Worldwide Marketing Operations. Earlier in his career, Mr. Soland held positions of increasing responsibility in sales and product management at Pasteur-Merieux’s Connaught Laboratories. He holds a B.S. in Pharmacy from the University of Iowa. The board of directors believes that Mr. Soland’s extensive executive and management experience in the pharmaceutical industry worldwide, notably at various senior commercial operations positions, allow him to make valuable contributions to the board of directors.

There are no family relationships between or among any of our continuing directors, provisionally appointed directors or director nominees. The principal occupation and employment during the past five years of each of our directors and nominee was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or nominee and any other person or persons pursuant to which he or she is to be selected as a director or nominee.

There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Director Compensation

On December 9, 2016, upon recommendation of our compensation committee, our board of directors approved an amendment to our non-executive director compensation policy to set attendance fees for our non-employee directors at a fixed annual retainer of €70,000 per year, regardless of whether or not the director is independent. Under the policy, the chairman of the audit committee will be entitled to an additional retainer of €20,000 per year, the chairman of the compensation committee will be entitled to an additional retainer of €10,000 per year, and the other members of our audit committee and compensation committee, regardless of whether or not the director is independent, will each be entitled to an additional retainer of €5,000 per year.

On June 15, 2017, our shareholders at our ordinary shareholders’ general meeting set the total annual attendance fees to be distributed among non-employee directors at €600,000, which is then distributed according to the amended non-executive director compensation policy. Shareholder authorization for total attendance fees is automatically renewed each year, unless otherwise decided by our shareholders at an ordinary shareholders’ general meeting. See Proposal 11.

The following table sets forth information regarding the compensation earned by our non-employee directors for 2020. These amounts were earned in Euro per the above policy and paid in Euro. The amounts below were converted using an exchange rate of €1.00=$1.1422 for Mr. Michel de Rosen and €1.00=$1.2143 for all other non-employee directors, which represent respectively the average exchange rate for the year ended December 31, 2020 and the exchange rates on the date of payment.. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrére are each directors but do not receive any additional compensation for their services as a director. Ms. Giraut resigned from our board of directors effective March 22, 2021, and Dr. Bjerke’s service as a director will terminate immediately following the Annual General Meeting.

Name	Fees earned ($)	Total ($)
Michel de Rosen	$177,040	$177,040
Torbjörn Bjerke	$103,215	$103,215
Michael Goller	$103,215	$103,215
Maïlys Ferrére (2)	$—	$—
Claire Giraut (1)	$109,287	$109,287
Viviane Monges	$91,072	$91,072
Julie O’Neill	$85,001	$85,001
Daniel Soland	$97,144	$97,144

(1)	Ms. Giraut served as a director and a member of our Audit Committee until her resignation in March 2021.

(2)	Ms. Maïlys Ferrére accepted no remuneration as a non-executive director as representative of BPI France.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2020. None of our non-employee directors were granted warrants during financial year ended December 31, 2020. None of our non-employee directors held stock awards or options as of December 31, 2020.

Non-employee warrants awards (#)
Michel de Rosen	9,000
Torbjörn Bjerke	7,000
Michael Goller	21,500
Maïlys Ferrére	0
Claire Giraut	17,000
Viviane Monges	0
Julie O’Neill	16,000
Daniel Soland	31,500

Corporate Governance

Board Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined all of our directors, other than Mr. Tassé and Ms. O’Neill, are independent directors within the meaning of the applicable Nasdaq listing standards. In accordance with the Nasdaq Listing Rules, a director shall be considered independent if she/he does not have any relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, in accordance with Nasdaq Listing Rules, to be considered independent, a director shall not be subject to any of the mandatory bars to independence set forth in Rule 5605(a) of the Nasdaq Listing Rules. However, pursuant to French law requirements, only Timothy E. Morris, Torbjörn Bjerke, Michel de Rosen, Viviane Monges, and Daniel Soland are considered to be “independent directors.” If elected by the shareholders, Adora Ndu and Ravi Rao will also be independent directors under both the Nasdaq Listing Rules and French law requirements. In making such determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining the director’s independence, including the number of ordinary shares beneficially owned by the director and his or her affiliated entities (if any).

Board Structure and Director Election

We currently have nine directors, a majority of whom are citizens or residents of the United States. Under French law and our by-laws, our board of directors must be composed of between three and 18 members. Within this limit, the number of directors is determined by our shareholders. Since January 1, 2017, the number of directors of each gender may not be less than 40%. Any appointment made in violation of this limit that is not remedied will be null and void. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Pursuant to our by-laws, the term of a director is three years, subject to a lesser period which could either be one or two year(s) for the purpose of a staggered board. In accordance with French law, our by-laws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting, and that any vacancy on our board of directors resulting from the death or resignation of a director, provided there are at least three directors remaining, may be filled by vote of a majority of our directors then in office provided that there has been no shareholders meeting since such death or resignation. Directors chosen or appointed to fill a vacancy shall be elected by the board of directors for the remaining duration of the current term of the replaced director. The appointment must then be ratified at the next shareholders’ general meeting. In the event the board of directors would be composed of less than three directors as a result of a vacancy, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors so there are at least three directors serving on the board of directors, in accordance with French law.

We believe that the structure of our board of directors and its committees provides strong overall governance of our Company. The Chairman of our board of directors monitors the content, quality and timeliness of information sent to our board of directors and is available for consultation with our board of directors regarding the oversight of our business affairs. Mr. de Rosen has served as Chairman of the board of directors since March 4, 2019. He is an independent director under the listing standards of the Nasdaq Stock Market. Our board of directors believes that, given his perspective and experience in matters of the board and his ability to liaison between our non-independent directors and our independent directors, Mr. de Rosen’s service as our chairman is appropriate and is in the best interests of our board of directors, our Company and our shareholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2020, the board of directors held 18 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served as required under the charter of our board of directors.

We encourage, but do not require, members of our board of directors to attend our Annual General Meetings of shareholders. None of our directors attended our 2020 Annual General Meeting given applicable COVID-19-related public health measures that restricted in-person attendance at such meeting.

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our board of directors only have an advisory role on matters requiring approval of the board of directors under French law and can only make recommendations to our board of directors on such matters. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Role of the Board in Risk Oversight

Our board of directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our board in this task. While our board oversees our risk management, our management is responsible for day-to-day risk management processes. Our board of directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the board of directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Committees of the Board of Directors

The board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which operate pursuant to a written charter adopted by our board of directors that satisfies the applicable rules and regulation of the SEC and the listing standards of the Nasdaq Stock Market. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, Nasdaq, and SEC rules and regulations.

Subject to the following paragraph concerning the audit committee, in accordance with French law, committees of our board of directors only have an advisory role on matters requiring approval of the board of directors under French law and can only make recommendations to our board of directors on such matters. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee.

Name	Audit	Compensation	Nominating and Corporate Governance
Daniel Tassé
Michel de Rosen			X
Dr. Torbjörn Bjerke		Chair	X
Maïlys Ferrère		X	X
Timothy E. Morris	X
Michael J. Goller		X	Chair
Viviane Monges	Chair
Julie O’Neill
Daniel Soland	X	X

Below is a description of each committee of the Board.

Audit Committee. In accordance with French law, the Audit Committee has the following responsibilities : (i) it monitors the process of preparing the financial information and, where appropriate, makes recommendations to ensure its integrity, (ii) it monitors the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence, (iii) it issues a recommendation on the statutory auditors proposed for appointment by the general meeting, (iv) it monitors implementation by the statutory auditors of their mission, (v) it ensures that the statutory auditors comply with independence criteria, (vi) it approves the provision of services other than the auditing of accounts referred to in Article L.822-11-2 of the French Commercial Code, (vii) it reports regularly to the Board on the performance of its tasks. It also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information, and the role it played in that process. It immediately informs the Board about any difficulties encountered.

The Audit Committee is composed entirely of independent directors in accordance with applicable law, including the Code and Nasdaq Listing Rules. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one (1) of the directors who is independent must qualify as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K (“Regulation SK”) under the U.S. Securities Act of 1933, as amended, and shall be a member of the Audit Committee as described below. A person who satisfies the definition of “audit committee financial expert” will also be presumed to have financial sophistication. In order to comply with article L.823-19 of the French Commercial Code, such person shall also have an outstanding knowledge in the field of finance, accounting and audit of accounts (compétences particulières en matière financière, comptable ou de contrôle des comptes).

Ms. Monges, Mr. Timothy E. Morris and Mr. Soland currently serve on our audit committee. Ms. Monges is the chairperson of our audit committee since March 23, 2021. Our board has determined that each of Ms. Monges, Mr. Timothy E. Morris and Mr. Soland is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our board of directors has further determined that Ms. Monges is an “audit committee financial expert” as defined by SEC rules and regulations and that each of Mr. Morris and Mr. Soland qualifies as financially sophisticated under the applicable exchange listing rules.

Our audit committee has the following responsibilities:

•	monitoring the process of preparing the financial information and, where appropriate, make recommendations to ensure its integrity;

•

monitoring the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence;

•

issuing a recommendation on the statutory auditors proposed for appointment by the general meeting. This recommendation to our board of directors is prepared in accordance with the provisions of Article 16 of (EU) Regulation no. 537/2014; it also issues a recommendation to this body when the renewal of the mandate of the auditor(s) is considered.

Except for renewal, the recommendation must be justified and contain at least two choices while stating a reasoned preference. This recommendation is prepared following a selection procedure led by our audit committee. The recommendations and preferences of our audit committee are presented at our general meeting held to determine the appointment of the statutory auditor;

•

monitoring implementation by the statutory auditors of their mission and taking account of any findings and conclusions made by the French High Council of Statutory Auditors following controls carried out pursuant to Articles L. 821-9 et seq. of the French Commercial Code;

•	ensuring that the statutory auditors comply with independence criteria; where applicable, our audit committee takes the required measures for application of the provisions relating to financial independence set out in Article 4 section 3 of (EU) Regulation no. 537/2014 and ensures compliance with the conditions specified in Article 6 of the same regulation;

•	approving the provision of services other than the auditing of accounts referred to in Article L. 822-11-2 of the French Commercial Code; and

•

regularly reporting to our board of directors on the performance of its tasks. Our audit committee also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information and the role it played in that process. Our audit committee immediately informs our board of directors about any difficulties encountered.

In addition to the functions referred to above, our board of directors entrusts the following specific missions to our audit committee:

With regard to our financial statements:

•	to examine and verify our draft budgets and draft annual and interim financial statements before they are sent to the board of director;

•	to examine the draft comments, announcements and financial communication concerning our financial statements; and

•	to provide a timely opinion to our administrative and financial management upon the latter’s request.

With regard to our cash flow:

•	to examine and verify our general cash flow policy (investments and loans, risk hedging tools) and our cash flow situation.

With regard to risk management:

•	to establish and oversee procedures for the treatment of complaints or submissions identifying concerns regarding accounting, internal accounting controls or auditing matters;

•	to examine the state of significant disputes;

•	to examine off-balance sheet risks and commitments;

•	to examine the relevance of risk monitoring procedures; and

•

to review and oversee all related-party transactions in accordance with our Person Transaction Policy. In addition, the audit committee’s mission is to provide its opinion on the repayment of the costs incurred by the members of the board of directors on our behalf and to prepare mapping of the legal risks of any kind to which we are exposed.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our audit committee is available on the Corporate Governance section of our website at https://dbv-technologies.com. During our fiscal year ended December 31, 2020, our audit committee held 12 meetings.

Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role on matters requiring approval of the board of directors under French law and can only make recommendations to our board of directors on such matters. Moreover,

Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders appointed KPMG S.A. as one of our independent registered public accounting firms at the 2020 Annual General Meeting for a term of six years ending on the date of the 2026 Annual General Meeting, and the term of office of Deloitte et Associés, our other independent registered public accounting firm, shall expire at the 2023 Annual General Meeting. KPMG S.A. and Deloitte et Associés will remain our statutory auditors for purposes of complying with legal requirements and consistent with the six-year term, it being specified that KPMG S.A. was elected to by our shareholders at the 2020 Annual General Meeting of shareholders and Deloitte et Associés was elected by our shareholders at the 2017 Annual General Meeting of shareholders.

Compensation Committee. Our compensation committee assists our board of directors in reviewing and making recommendations to our board of directors with respect to the compensation of our executive officers and directors. Dr. Bjerke, Ms. Ferrère and Messrs. Goller and Soland currently serve on the compensation committee. Dr. Bjerke is the chairperson of our compensation committee. Following the termination of Dr. Bjerke’s service as a director immediately following the Annual General Meeting, the board of directors will appoint a new chairperson of the compensation committee. The principal duties and responsibilities of our compensation committee include:

•

proposing all elements of the total compensation, including retirement and provident plans, supplemental retirement plans, benefits in kind, and miscellaneous equity compensation for our executive officers and members of our executive committee;

•

being informed by the company on a regular basis of the recruitment of the principal members of the management of the company other than the Chief Executive Officer, as well as review of the initial offer of and all subsequent changes to the elements of management’s proposed compensation;

•	providing its opinion on the company’s broad strategy in terms of compensation policies;

•	as applicable, proposing directors’ attendance fees to be submitted to the general shareholders’ meeting, as well as their appropriate distribution among board members;

•	providing its opinion on the principles set by us with regard to profit sharing and shareholding; and

•	providing its opinion on funds allocated to board members elected by the employees, if applicable.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our compensation committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2020, our compensation committee held 9 meetings.

Nominating and Corporate Governance Committee. The principal responsibilities of our nominating and governance committee include (i) preparing proposals for the renewal, replacement or appointment of new directors, in consultation with the Chairman of our board of directors, (ii) providing an opinion, with the support of the Chairman of our board of directors, on the appointment or replacement of the Chief Executive Officer and/or the Executive Vice Presidents, as the case may be, as well as the members of the Executive Committee and (iii) establishing, when appropriate, with the agreement of the Chairman of our board of directors, a succession plan for executive corporate officers. Dr. Bjerke, Ms. Ferrère and Messrs. Goller and de Rosen currently serve on the nominating and governance committee. Ms. Goller is the chairperson of this committee. Dr. Bjerke will cease service on the Nominating and Corporate Governance Committee upon the termination of his service as a director immediately following the Annual General Meeting.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market. A copy of the charter of our nominating and corporate governance committee is available on the Corporate Governance section of our website at https://dbv-technologies.com. During our fiscal year ended December 31, 2020, our nominating and corporate governance committee held 3 meetings.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available on our website at https://www.dbv-technologies.com/. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

As set out in the charter of the board of directors, the nominating and corporate governance committee works with the board of directors to determine periodically, as appropriate, to the extent permitted or required under applicable laws, the qualifications, expertise and characteristics of the board of directors, including such factors as business experience and diversity of gender, race, ethnicity, nationality, differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors. The nominating and corporate governance committee and the board of directors evaluate each individual in the context of the membership of the board of directors as a group, with the objective of having a board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of background and experience across various areas. Each director should be an individual of high character and integrity. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the board of directors and the Company and other relevant qualifications and characteristics.

Each director must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as a director. Any employee director must submit his or her offer of resignation from the board of directors in writing to the Chairperson of the nominating and corporate governance committee upon termination of employment with the Company. Upon change of his or her principal employer, any non-employee director must submit his or her offer of resignation from the board of directors in writing to the Chairperson of the nominating and corporate governance committee. The board of directors, through the nominating and corporate governance committee, will determine whether to accept or reject such resignation and will make a recommendation to the board of directors as to whether to accept or reject the offer of resignation, or whether other action should be taken.

Shareholder Communication with the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at +1 857-529-2363. However, any shareholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the chairman of our board of directors 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

REPORT OF AUDIT COMMITTEE

The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:

The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.dbv-technologies.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for recommending the appointment, compensation, retention, and oversight of the work of KPMG S.A. and Deloitte & Associés, which is ultimately determined by, respectively, the board of directors or the shareholders. In fulfilling its responsibilities for the DBV Technologies financial statements for the fiscal year ended December 31, 2020, the audit committee of DBV Technologies took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and KPMG S.A. and Deloitte & Associés, our independent registered public accounting firms;

•	Discussed with KPMG S.A. and Deloitte & Associés the matters required to be discussed in accordance with Auditing Standard No. 1301 – Communications with Audit committees; and

•

Received written disclosures and the letter from KPMG S.A. and Deloitte & Associés regarding their independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG S.A. and Deloitte & Associés’ communications with the audit committee and the audit committee further discussed with KPMG S.A. and Deloitte & Associés LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and KPMG S.A. and Deloitte & Associés, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the DBV Technologies Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Members of the DBV Technologies S.A. Audit Committee

Claire Giraut(1)

Viviane Monges

Daniel Soland

(1)Ms. Giraut resigned from our board of directors and the Audit Committee subsequent to approving the inclusion of audited financial statements in the Annual Report on Form 10-K.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of our executive officers and their ages as of April 21, 2021. Officers are elected by our board of directors to hold office until their successors are elected and qualified. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Daniel Tassé	61	Chief Executive Officer and Director
Sébastien Robitaille	51	Chief Financial Officer
Dr. Pharis Mohideen	56	Chief Medical Officer

Sébastien Robitaille has served as our Chief Financial Officer since October 2020. He oversees Finance and Information Systems at the Group level and is a member of the Executive Committee. From July 2019 to October 2020 he served as our Chief of Staff responsible for leading our evolution from a development-stage biotechnology company to a potential commercial organization. From December 2017 to December 2019, he served as our Deputy Chief Financial Officer and oversaw the Finance and Information Systems operations. Mr. Robitaille joined us in September 2015 as Senior Vice President, Group Controller & Information Systems. Prior to joining us, Mr. Robitaille worked at Ipsen for 15 years, where he held various roles of increasing. Mr. Robitaille holds a Bachelor’s Degree in Business Administration-Finance from Paris School of Business.

Dr. Pharis Mohideen has served as our Chief Medical Officer since July 2019 and is responsible for continuing development efforts of our pipeline and bringing potentially innovative new treatments to patients, if approved. Dr. Mohideen is a member of our Executive Committee. Prior to joining us, from October 2014 to July 2019, Dr. Mohideen served as Chief Medical Officer for Millendo Therapeutics, Inc. From June 2012 to October 2014, he served as Vice President of Clinical Development at Shionogi Inc. Dr. Mohideen received his M.D., M.S. in human physiology and B.A. in biology from the University of Hawaii, as well as his M.S. in clinical investigation from Vanderbilt University.

Mr. Tassé’s biography is set forth above under “Board Of Directors and Corporate Governance – Board Of Directors.”

Family Relationships

There are no family relationships among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by (i) our Chief Executive Officer (principal executive officer, PEO), (ii) two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year and (iii) one additional former executive officers who would have been among the two most highly compensated executive officers of the Company other than the PEO had he continued to serve as of December 31, 2020, or collectively, the named executive officers.

For the year ended December 31, 2020, our named executive officers were:

Daniel Tassé, our Chief Executive Officer and Director;

Sébastien Robitaille, our Chief Financial Officer;

Dr. Pharis Mohideen, our Chief Medical Officer; and

Ramzi Benamar, our former Chief Financial Officer, who left the Company on October 2, 2020.

Name and Principal Position	Year	Salary $		Bonus $	Stock Awards (1) $	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation $	All Other Compensation $		Total (2) $
Daniel Tassé	2020	600,000		—	—	959,123	396,000	107,012	(3)	2,062,135
Chief Executive Officer and Director	2019	600,000		—		1,693,381	780,000	88,071		3,161,452
Sébastien Robitaille	2020	234,150		—	39,438	178,523	55,282	2,385	(4)	509,778
Chief Financial Officer	2019	211,265		—	362,400	—	146,637	4,102		724,403
Pharis Mohideen	2020	440,000		—	73,649	333,943	99,704	85,556	(5)	1,032,851
Chief Medical Officer	2019	195,824	(6)	—		937,045	364,678	38,135		1,535,682
Ramzi Benamar Former Chief Financial Officer	2020	288,493		—		1,086,825	116,000	525,638	(7)	2,016,956

(1)

The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 14 of our Annual Report on Form 10-K as filed with the SEC on March 17, 2021.

(2)

Amounts relating to compensation in 2020 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1422, which represents the average exchange rate for the year ended December 31, 2020, and amounts relating to compensation in 2019 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1195, which represents the average exchange rate for the year ended December 31, 2019.

(3)	Includes $6,750 in Company contributions to benefit plans, $41,546 in life insurance premiums, $40,905 in tax gross-up payments or reimbursements, and $17,811 in commuting expenses.
(4)	Includes $2,385 in commuting expenses.
(5)	Includes $26,000 in Company contributions to benefit plans, $41,546 in life insurance premiums, and $18,009 in commuting expenses.
(6)	Dr. Mohideen joined the Company on July 22, 2019. Represents the pro-rated portion of an annual base salary of $453,200.
(7)	Includes $19,500 of Company contributions to benefit plans, $37,722 in life insurance premiums, $13,416 in commuting expenses, $65,000 in housing allocations, and $390,000 in severance payments.

Outstanding Equity Awards at Fiscal Year End 2020

		Option Awards						Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(1)		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price (€) (2)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (3)
Daniel Tassé	11/29/18	—	350,000	(4)	—	€30.02	11/29/28	—		—	—		—
	05/24/19	—	150,000	(4)	—	€16.99	05/24/29	—		—	—		—
	11/24/20	—	274,000		—	€4.16	11/24/30	—		—	—		—
Sébastien Robitaille	06/22/18	—	—		—	—	—				15,000	(5)	$79,811
	05/10/19	—	—		—	—	—				20,000	(5)	$106,414
	12/20/19	—	—		—	—	—	100	(6)	$532
	11/24/20	—	51,000		—	€4.16	11/24/30	8,300	(7)	$44,162
Pharis Mohideen	07/22/19	—	75,000	(4)	—	€17.90	07/22/29	—		—
	11/24/20	—	95,400		—	€4.16	11/24/30	15,500	(7)	$82,471

(1)

25% of the shares subject to each option vest 12 months after grant, with the remaining shares vesting in six equal semi-annual installments thereafter, subject to each optionholder’s continued service through each such vesting date.

(2)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants.
(3)

Determined by reference to €4.34, the closing price per ordinary share on Euronext Paris on December 31, 2020 and an applicable exchange rate of €1.00 = $1.2271, which represents the exchange rate as of December 31, 2020.

(4)	In addition to the vesting schedule in footnote (1), vesting of these options are subject to the achievement of performance conditions.
(5)

The service conditions have been met as of December 31, 2020 for the awards granted on June 22, 2018 and May 10, 2019. The release of free shares is subject to the achievement of performance conditions.

(6)	This award vests on December 19, 2021.
(7)	25% of these RSUs vest on November 24, 2021, and the remaining RSUs vest in six equal semi-annual installments thereafter, subject to the holder’s continued service through each such vesting date.

Mr. Benamar held no outstanding equity awards at fiscal year end as a result of his departure from the Company in October 2020.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy and Strategy

We are a clinical-stage biopharmaceutical company dedicated to developing and commercializing safe, effective, and convenient therapies for patients with food allergies and other immunological conditions. Our therapeutic approach is based on epicutaneous immunotherapy, or EPIT™, our proprietary method of delivering biologically active compounds to the immune system through intact skin using Viaskin™, an epicutaneous patch (i.e., a skin patch). We have generated significant data demonstrating that the mechanism of action of Viaskin is novel and differentiated, as it targets specific antigen-presenting immune cells in the skin called Langerhans cells. Langerhans cells capture the antigen and migrate to the lymph node to activate the immune system without allowing passage of the antigen into the bloodstream, minimizing systemic exposure in the body. We are advancing this unique technology to address areas of unmet medical need, including food allergies. Safety is paramount to children with food allergies and their families because the introduction of the offending allergen into an allergic child’s bloodstream can cause severe and life-threatening allergic reactions, such as anaphylactic shock. We believe Viaskin may offer a convenient, self-administered, non-invasive immunotherapy to patients.

Our most advanced product candidate is Viaskin Peanut, which has been evaluated in nine clinical studies, including four Phase II studies and two Phase III studies, as a potential therapy for children ages four to eleven with peanut allergy. We also have an ongoing Phase III study of Viaskin Peanut in children ages one to three with peanut allergy.

We have two earlier-stage food allergy programs: Viaskin Milk, which is in Phase II of clinical development, and Viaskin Egg, which is in preclinical development. We are also exploring potential applications of our Viaskin platform in vaccines and other immune diseases such as Eosinophilic Esophagitis, or EoE.

As a global biopharmaceutical company, we structure our compensation program to attract global talent. The overall objectives of our executive compensation policies and programs are to:

•	attract, retain and motivate superior executive talent;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention;

•	align our executives’ interests with those of our stockholders;

•	link pay to company performance; and

•

offer pay opportunities that are competitive with the biopharmaceutical market in which we compete in order to recruit and retain top talent, while maintaining reasonable cost and dilution to our shareholders.

In establishing specific compensation levels for our executive officers, we considering benchmarking information provided from our independent compensation consultant. For 2020, we considered the following companies to be in our peer group for benchmarking purposes:

Aimmune Therapeutics

Apellis Pharmaceuticals Inc.

Aurinia Pharmaceuticals Inc.

Esperion Therapeutics, Inc.

Intercept Pharmaceuticals Inc.

Intra-Cellular Therapies, Inc.

Mesoblast Ltd.

Myovant Sciences Ltd.

Revance Therapeutics Inc.

Rhythm Pharmaceuticals Inc.

Tricida Inc.

Viela Bio, Inc. (subsequently acquired by Horizon Therapeutics plc)

Zealand Pharma A/S

Zogenix, Inc.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based incentives and long-term incentive compensation. Our compensation philosophy with respect to these elements is as follows:

•	Base salary (fixed cash):

•	Target market median in the French or U.S., depending on job location.

•	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.

•

Generally reviewed annually by the compensation committee based on a number of factors (including individual performance, internal equity, retention, expected cost of living increases and the overall performance of our company) and by reference to market data provided by our independent compensation consultant).

•	Annual non-equity performance incentive plan (at risk cash):

•	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives and individual contributions.

•	Target bonus amounts are generally reviewed annually by the compensation committee, including by reference to market data provided by our independent compensation consultant.

•

Bonus opportunities are dependent on the achievement of specific corporate objectives established at the beginning of the year by the board of directors and individual performance objectives that relate to the officer’s role and expected contribution toward reaching our corporate goals.

•

Actual bonus amounts earned are determined after the end of the year, based on achievement of the designated corporate performance objectives (which allow for 0% to 150% achievement) and, where applicable, individual performance objectives. Any corporate achievement of less than 50% results in no annual incentive compensation for our executive officers.

•

For 2020, the compensation committee determined that our company had achieved 55% of the corporate objectives established by the board. See Annex D for further information on our achievement of corporate objectives.

•	Long-term incentives (at-risk equity):

•	Long-term incentives, or LTIs, represent the bulk of our executive compensation.

•

Motivates and rewards for long-term Company performance; aligns executives’ interests with stockholder interests and changes in stockholder value. Attracts highly qualified executives and encourages their continued employment over the long-term.

•

Includes a mix of Stock-Options (SOs) and Restricted Stock Units (RSUs). The relative ratio of SOs to RSUs increases as a function of organizational seniority, such that our executive officers receive upwards of 80% of their LTIs as SOs, which we believe is consistent with our peer companies and particularly our U.S. peer companies.

•

Annual equity opportunities are generally reviewed and determined annually or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as an incentive for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity among executives and market data provided by our independent compensation consultant.

•	We focus on time-vesting awards. Time based vesting over four years (25 % at month 12, and 12.5% every 6 months afterwards) allows for retention that is aligned to the biotechnology industry’s longer time horizon for value creation and is competitive with market practices. Further, our focus on time-vesting awards allow us to most optimally allocate our resources by enabling us to shift resources towards the most promising opportunities for shareholder value creation.

The compensation committee aims to structure a significant portion of the named executive officers’ total target compensation to be comprised of performance-based bonus opportunities and LTIs, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate objectives. In evaluating our executive compensation policies and programs, as well as the short-term and long-term value of our executive compensation plans, we consider both the performance and skills of each of our executives, as well as the compensation paid to executives at similar companies with similar responsibilities. We focus on providing a competitive compensation package which provides significant short-term and long-term incentives for the achievement of measurable corporate objectives. We believe this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.

Chief Executive Officer Compensation

In 2020, the elements of our chief executive officer’s compensation were:

•

Base salary: Mr. Tassé’s annual base salary has remained at $600,000 since joining our company in November 2018. This amount is between the 50th and 75th percentile of the market data compiled by our independent compensation consultant, in order to remain competitive with the companies with whom we compete.

•

Annual incentive award: For 2020, in addition to determining that the company had achieved 55% of the corporate objectives established by the board, the board approved a supplemental incentive award to Mr. Tassé equal to 11% of his base salary for his work in reorganizing our company and significantly reducing our expenses while advancing our Viaskin Peanut program and other core capabilities. In total, Mr. Tassé’s annual incentive award equaled 66% of his base salary in 2020, as compared to 130% in 2019.

•

LTIs: In 2020, the board granted Mr. Tassé a SO to purchase 274,000 ordinary shares, which represented approximately 0,50% of our outstanding capital, which aligned to market practice of 0.45 to 0.55% at the median of our comparable companies. Such SOs have a four-year vesting schedule (25% at month 12, and 12.5% every 6 months afterwards) and a 10-year exercise window, subject to Mr. Tassé’s continued service at our company.

Executive Compensation Arrangements

For a discussion of our employment arrangements with our executive officers, see “Related Party Transactions –Arrangements with Our Directors and Executive Officers.” Except the arrangements described in “Related Party Transactions—Arrangements with Our Directors and Executive Officers,” there are no arrangements or understanding between us and any of our other executive officers providing for benefits upon termination of their employment, other than as required by applicable law.

French “Say-on-Pay” Requirements Related to Executive Compensation

French legal background on say-on-pay requirements

French laws applicable our company requires that all type of compensation to be granted or that have been granted to certain corporate officers (Chairman of the Board, directors, chief executive officers, deputy chief executive officers, if any) be presented and approved shareholders at our annual shareholders ’general meeting, as regards on one hand compensation policy applicable these corporate officers for the coming year (Ex Ante Vote) and on the other hand the compensation that was granted to these executive officers for the past year (Ex Post Vote).

No compensation component, of any nature whatsoever, may be determined, allocated or paid by our company, nor any commitment made by our company if it is not in accordance with the approved compensation policy or, in its absence, with the compensation or practices existing within our company.

The determination, review and implementation of the compensation policy for each of the corporate officers is carried out by the Board on the recommendation of the Compensation Committee. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.

Ex Ante Vote

Our Board of Directors shall draw up a remuneration policy that is made in accordance with our corporate purposes, that shall contribute to our company’s sustainability and that shall be part of our company’s business strategy. It shall comprise all type of remunerations to be granted to corporate officers (whether fixed, variable or exceptional) and shall explain how it has been determined and how it is implemented by our company. Such compensation policy shall be approved by our shareholders at our annual shareholders’ meeting.

As part of the decision-making process followed for the determination and review of the compensation policy, the conditions of compensation and employment of our company’s employees were taken into account by the Compensation Committee and the Board.

In proposing the structure of this compensation, the Compensation Committee also relies on studies indicating market practices for comparable companies. These studies are based on a sample of companies with common characteristics in terms of size, workforce, market capitalization, clinical stage or geographic footprint.

The Compensation Committee ensures that none of the components of remuneration is disproportionate and analyses the remuneration as a whole, taking into account all of its components.

In the event of a change in governance, the compensation policy will be applied our new executive officers, with necessary adjustments where applicable.

Such compensation policy is described in our annual corporate governance report, a portion of which, translated to English, is included as Annex B to this Proxy Statement and which was incorporated in Section 4 of our 2021 Universal Registration Document (URD) filed with the French Market Authority on March 17, 2021 under number D.21-0141.

Ex Post vote

The annual ordinary shareholders’ meeting must decide each year on the remuneration awarded or paid during the financial year to the corporate officers. This “ex-post” vote concerns two sets of resolutions, one concerning all corporate officers, the other concerning only some of them.

Our annual shareholders’ meeting shall then approve fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers.

With regard to the vote on the information concerning all corporate officers, and in the event that the proposed resolution is rejected, the Board of Directors must submit a revised remuneration policy for approval at the next general meeting; the payment of sums allocated for the current financial year to the directors as remuneration for their activity is suspended until this approval. A further negative vote on the resolution on the new remuneration policy will result in a permanent ban on the payment of the suspended remuneration.

A description of our corporate officers’ compensation for the previous financial year is included in Annex C, Part 1 and Part 2 to this proxy statement.

As regards the vote on the fixed, variable, and exceptional components of the total compensation and benefits of any kind paid or granted during the past financial year to the Chairman of the Board of Directors, the chief executive officer and the deputy chief executive officer, and if the proposed resolution is rejected by the general meeting, the remuneration components remain in place, but the variable and exceptional remuneration components may not be paid to the said corporate officer

A description of the compensation paid to Mr. Michel de Rosen, Mr. Daniel Tassé and Ms. Marie-Catherine Théréné for the previous financial year is included in Annex C, Part 2 to this proxy statement.

Limitations on Liability and Indemnifications Matters

Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by the company or through liability insurance.

We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act and we intend to enter into agreements with our directors and executive officers to provide contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements will provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.

These agreements may discourage shareholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these insurance agreements.

Certain of our non-employee directors may, through their relationships with their employers or partnerships, be insured against certain liabilities in their capacity as members of our board of directors.

Equity Compensation Plan Information

Shares Authorized for Delivery under Equity Compensation Plans—

The following table provides information about our Ordinary Shares that may be issued (or transferred) under our equity compensation plans at December 31, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (11)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Non-Employee Warrants (BSA)	218,008	€52.78	—
Employee Warrants (BSPCE)	82,500	€5.13	—
Stock options (OSA)	2,610,510	€18.78	2,904,052
Restricted Stock Units	1,118,745	N/A	623,734
Equity compensation plans not approved by security holders:
None

(11)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in Euros, as the Company is incorporated in France and the Euro is the currency used for the grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of ordinary shares as of March 31, 2021 for:

•	each beneficial owner of more than 5% of our ordinary shares;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2021 are considered outstanding. These ordinary shares, however, are not included in the computation percentage ownership of any other person. Applicable percentage ownership is based on 54,936,687 ordinary shares outstanding as of March 31, 2021.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o DBV Technologies S.A., 177-181 Avenue Pierre Brossolette – 92120 Montrouge, France.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders
Entities affiliated with Caisse de Dépôts et Consignations (1)	4,668,702	8.5%
Entities affiliated with Baker Bros. Advisors LP (2)	11,614,670	21.1%
Entities affiliated with Boxer Capital, LLC (3)	3,767,299	6.9
Entities affiliated with Perceptive Advisors (4)	4,422,123.5	8.1%
Morgan Stanley (5)	2,855,825	5.2%

Named Executive Officers, Directors and Director Nominees
Daniel Tassé	250,000	*
Sébastien Robitaille	15,000	*
Pharis Mohideen	11,250
Ramzi Benamar	—	—
Michel de Rosen (6)	32,570	*
Dr. Torbjörn Bjerke (7)	42,925	*
Maïlys Ferrère	—	—
Michael J. Goller (8)	21,500	*
Viviane Monges (9)	600	*
Timothy E. Morris	—	—
Adora Ndu	—	—
Julie O’Neill (10)	16,000	*
Ravi Rao	—	—
Daniel Soland (11)	36,500	—
All current directors and current executive officers as a group (11 persons) (12)	425,745	*

*	Represents beneficial ownership of less than 1% of our outstanding ordinary shares.
(1)

The information shown is based, in part, on an declaration Schedule 13D/A filed jointly by (i) Bpifrance Participations S.A., a société anonyme incorporated under the laws of the Republic of France (“BpiP”), (ii) Innobio FPCI, a fonds professionnel de capital investissement (“Innobio”), (iii) Bpifrance Investissement

S.A.S., a French management company (société de gestion) (“BpiI”), (iv) CDC Croissance S.A., a société anonyme incorporated under the laws of the Republic of France (“CDCC”), (v) the Caisse des Dépôts, a French special public entity (établissement spécial) (“CDC”), (vi) EPIC Bpifrance, a French public institution of industrial and commercial nature (“EPIC”), and (vii) Bpifrance S.A. (“BPI”), a société anonyme incorporated under the laws of the Republic of France, on February 12, 2021. Consists of 4,442,569 ordinary shares directly held by BpiP and 226,133 ordinary shares directly held by Innobio. BpiP is a subsidiary owned at 99.99% by BPI. CDC and EPIC each hold 49.2% of the share capital of BPI and jointly control BPI. Innobio is managed by BpiI. BpiI is a wholly-owned, indirect subsidiary of BpiP. Neither BPI, EPIC nor BpiI hold any ordinary shares directly. BpiI may be deemed to be the beneficial owner of 226,133 ordinary shares, through its management of Innobio. BPI may be deemed to be the beneficial owner of 4,442,569 ordinary shares held by BpiP, indirectly through its 99.99% ownership of BpiP. CDC and EPIC may be deemed to be the beneficial owners of 4,442,569 ordinary shares held by BpiP, indirectly through their joint ownership and control of BPI. The principal address for CDC Croissance is 209, rue de l’Université, 75007 Paris. The principal address for CDC is 56, rue de Lille, 75007 Paris, France. The principal address for Bpifrance Participations, Innobio, Bpifrance Investissement, EPIC and Bpifrance is 27-31, avenue du Général Leclerc, 94710 Maisons-Alfort Cedex, France.
(2)

Based on information provided in a Form 3 filed by Baker Bros. Advisors LP on January 11, 2021. Consists of (a) 4,286,038 ordinary shares held in the aggregate by 667, L.P. , Baker Brothers Life Sciences Capital, L.P. and Baker Brothers Life Sciences, L.P. (collectively, the “Baker Bros. Holders”), (b) 14,614,264 ADSs representing 7,307,132 ordinary shares held by the Baker Bros. Holders and (c) 21,500 ordinary shares issuable upon the exercise of warrants (the “Baker Bros. Warrants”) that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law. As a result of their ownership interest in (i) Baker Biotech Capital, L.P. and (ii) 667, Julian C. Baker and Felix J. Baker each may be deemed to have an indirect pecuniary interest in Ordinary Shares or ADS, as applicable, directly held by 667, a limited partnership of which the sole general partner is Baker Biotech Capital, L.P., a limited partnership of which the sole general partner is Baker Biotech Capital (GP), LLC, due to their interest in 667 and Baker Biotech Capital, L.P.’s right to receive an allocation of a portion of the profits from 667. As a result of their ownership interest in (i) Baker Brothers Life Sciences Capital, L.P. and (ii) Baker Brothers Life Sciences, L.P, (“Life Sciences”, and together with 667, the “Funds”), Julian C. Baker and Felix J. Baker may be deemed to have an indirect pecuniary interest in Ordinary Shares or ADS, as applicable, directly held by Life Sciences, a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital, L.P., a limited partnership of which the sole general partner is Baker Brothers Life Sciences Capital (GP), LLC, due to their interest in Life Sciences and Baker Brothers Life Sciences Capital, L.P.’s right to receive an allocation of a portion of the profits from Life Sciences. Baker Bros. Advisors LP (the “Adviser”) serves as the investment adviser to the Funds. In connection with the services provided by the Adviser, the Adviser receives an asset-based management fee that does not confer any pecuniary interest in the securities held by the Funds. Baker Bros. Advisors (GP) LLC (the “Adviser GP”) is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are managing members of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Funds. The general partners of the Funds relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds. Julian C. Baker, Felix J. Baker, the Adviser GP and the Adviser disclaim beneficial ownership of the securities held directly by the Funds except to the extent of their pecuniary interest therein. Michael Goller, a full-time employee of the Adviser currently serves on DBV’s Board of directors as a representative of the Funds. The policy of the Funds and the Adviser does not permit full-time employees of the Adviser to receive compensation for serving as directors of the Issuer, and the Funds are instead entitled to the pecuniary interest in the Baker Bros. Warrants. Michael Goller has no voting or dispositive power and no pecuniary interest in the Baker Bros. Other than through their control of the Adviser, Felix J. Baker and Julian C. Baker have neither voting nor dispositive power and have no direct pecuniary interest in the Baker Bros. Warrants held by Michael Goller. The Funds are instead entitled to the pecuniary interest in the Baker Bros. Warrants held by Michael Goller. The Adviser has voting and investment power over the Baker Bros. Warrants held by Michael

Goller. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, New York 10014.
(3)

This information is based solely on a Schedule 13G filed by Boxer Capital, LLC, or Boxer Capital, Boxer Asset Management Inc., or Boxer Management, Joe Lewis, MVA Investors and Aaron Davis on February 16, 2021. Comprised of ordinary shares held through American Depositary Shares. Boxer Management is the managing member and majority owner of Boxer Capital. Joe Lewis is the sole indirect beneficial owner of and controls Boxer Management. The principal business address for Boxer Capital, MVA Investors and Aaron Davis is 11682 El Camino Real, Suite 320, San Diego, CA 92130. The principal business address for Boxer Management and Joe Lewis is Cay House, EP Taylor Drive N7776, Lyford Cay, New Providence, Bahamas.

(4)

This information is based solely on a Schedule 13G/A filed by Perceptive Advisors LLC, or Perceptive Advisors, Joseph Edelman and Perceptive Life Sciences Master Fund, Ltd., or the Master Fund, on February 16, 2021. The Master Fund directly holds 1,124,371 Ordinary Shares of Common Stock and 6,595,505 American Depositary Shares, each representing one-half of one Ordinary Share. Perceptive Advisors serves as the investment manager to the Master Fund and may be deemed to beneficially own the securities directly held by the Master Fund. Mr. Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. The principal business address for Perceptive Advisors is 51 Astor Place, 10th Floor, New York, New York 10003.

(5)	Based on information provided in a Schedule 13G filed by Morgan Stanley on January 25, 2021. The principal business address for Morgan Stanley is 1585 Broadway, New York, New York 10036.
(6)	Consists of (a) 23,570 shares and (b) 9,000 shares issuable upon the exercise of warrants that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law
(7)	Consists of (a) 35,925 shares and (b) 7,000 shares issuable upon the exercise of warrants that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law.
(8)

Consists of shares issuable upon the exercise of warrants that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law. Mr. Goller has neither voting nor dispositive power and has no direct pecuniary interest in these securities. He has entered into an agreement with Baker Bros. Advisors LP related to his beneficial ownership of our securities, as disclosed in a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on June 26, 2018.

(9)	Consists of shares that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law.
(10)	Consists of shares issuable upon the exercise of warrants that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law.
(11)	Consists of shares issuable upon the exercise of warrants that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law.
(12)

Consists of (a) 80,095 shares and (b) 346,250 shares issuable upon the exercise of options and warrants that are immediately exercisable or exercisable within 60 days of March 31, 2021, subject to French law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Because we were, prior to January 1, 2021, a foreign private issuer, our officers, directors and greater than ten percent shareholders were not required to make any filings pursuant to Section 16(a) in the year ended December 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a related-party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-party transactions. For purposes of our policy only, a related-party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants, which are not (1) in the ordinary course of business, (2) at arms’ length and (3) in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. For purposes of this policy, a related party is any executive officer, director (or nominee for director) or beneficial owner of more than five percent (5%) of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-party transaction, including any transaction that was not a related-party transaction when originally consummated or any transaction that was not initially identified as a related-party transaction prior to consummation, our management must present information regarding the related-party transaction to our board of directors for review, consideration and approval. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third-party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related-party transactions, our board, or to the extent permitted by applicable law an independent body of our board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event that the related-party is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•

the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The policy requires that, in determining whether to approve, ratify or reject a related-party transaction, our board of directors, or if permitted by applicable law an independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our board of directors, or if permitted by applicable law an independent body of our board of directors, determines in the good faith exercise of its discretion.

Related Party Transactions

Since January 1, 2019, we have engaged in the following transactions with our directors, executive officers and holders of more than five percent (5%) of our outstanding voting securities and their affiliates, which we refer to as our related-parties.

Participation in April 2019 Underwritten Global Offering

As part of our April 2019 underwritten global offering, certain of our holders of more than 5% of our outstanding voting securities and their affiliates purchased an aggregate of 3,099,772 ordinary shares at the public offering price of €12.02 per ordinary share. The following table sets forth the aggregate number of ordinary shares that certain of our holders of more than 5% of our outstanding voting securities and their affiliates purchased:

Related Party	Number of Ordinary Shares
Baker Brothers Life Sciences, L.P.	1,851,852
Bpifrance Participations S.A.	1,247,920

Participation in October 2019 Underwritten Global Offering

As part of our October 2019 underwritten global offering, one of our holders of more than 5% of our outstanding voting securities and their affiliates purchased an aggregate of 9,104,704 ADSs at the public offering price of $6.59 per ADS. The following table sets forth the aggregate number of ADSs that one of our holders of more than 5% of our outstanding voting securities and their affiliates purchased:

Related Party	Number of ADSs
Entities affiliated with Baker Bros. Advisors LP (1)	9,104,704

(1)	Consists of 8,351,123 ADSs issued to Baker Brothers Life Sciences, L.P. and 753,581 ADSs issued to 667, L.P.

Participation in February 2020 Underwritten Global Offering

As part of our February 2020 underwritten global offering, two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased an aggregate of 664,419 ordinary shares at the public offering price of €18.63 per ordinary share. The following table sets forth the aggregate number of ordinary shares that two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased:

Related Party	Number of Ordinary Shares
Entities affiliated with Baker Bros. Advisors LP (1)	450,000
Bpifrance Participations S.A.	214,419

(1)	Consists of 450,000 ordinary shares issued to Baker Brothers Life Sciences, L.P.

Registration Rights

In March 2018, we entered into a registration rights agreement, or the Registration Rights Agreement, with entities affiliated with Baker Bros. Advisors LP, or Baker Brothers, pursuant to which Baker Brothers is entitled to rights with respect to the registration under the Securities Act of ordinary shares and ADSs, including ordinary shares or ADSs issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) owned or subsequently acquired by Baker Brothers. These rights include demand registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations will be borne by us and all selling expenses, including underwriting commissions, will be borne by Baker Brothers. Under the terms of the Registration Rights Agreement, we are required, upon the request of Baker Brothers, to file a registration statement covering, and use our reasonable best efforts to effect, the registration of the ordinary shares, including in the form of ADSs, requested to be registered for public resale. In addition, if we register our securities either for our own account or for the account of other security holders under certain circumstances more than six months following the completion of our March 2018 underwritten global offering, Baker Brothers is entitled to include its ordinary shares or ADSs in such registration. Subject to certain exceptions, we and the underwriters may limit the number of ordinary shares or ADSs included in an underwritten offering conducted pursuant to the terms of the Registration Rights Agreement if the underwriters believe that including such securities would adversely affect the offering. The registration rights granted under the Registration Rights Agreement will terminate ten years after the date of the Registration Rights Agreement.

Agreements with Our Directors and Executive Officers

Employment and Consulting Arrangements

Daniel Tassé. In November 2018, we entered into an executive agreement (as French “mandataire social”) with Mr. Daniel Tassé, our current Chief Executive Officer. He is entitled to an annual base salary. Mr. Tassé is also eligible to receive equity grants as our board of directors may determine and to participate in our bonus plan.

In December 2018, our board of directors fixed the performance criteria in the event of termination of Mr. Daniel Tassé’s duties as our Chief Executive Officer. He will benefit from a severance package if all the following objectives are achieved: (i) Viaskin Peanut is approved in a major market; (ii) build an EPIT pipeline with three ongoing clinical trials; (iii) six months cash runway as defined by the last quarter of spend on the day of severance. Compliance with these performance conditions will be established by our board of directors prior to any payment.

In the event of termination “without cause” or for “good reason”, we will pay an amount equal to the sum of: (i) 18 months of Mr. Tassé’s base salary and (ii) the target bonus at a 100% achievement level.

In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, those same amounts get paid in a lump sum.

Sébastien Robitaille. In September 2015, we entered into an employment agreement with Mr. Robitaille, our then Senior Vice President, Group Controller & Information Systems and current Chief of Staff. Mr. Robitaille is entitled to an annual base salary. Mr. Robitaille is also eligible to receive equity grants as our board may determine and to participate in our bonus plan.

Dr. Pharis Mohideen. In July 2019, we entered into an employment agreement with Mr. Mohideen, our Chief Medical Officer. Mr. Mohideen is entitled to an annual base salary. Mr. Mohideen is also eligible to receive equity grants as our board may determine and to participate in our bonus plan.

Ramzi Benamar. In January 2020, we entered into an employment agreement with Mr. Benamar, our then-Chief Financial Officer. Mr. Benamar was entitled to an annual base salary. Mr. Benamar was also eligible to receive equity grants as our board determined from time to time and to participate in our bonus plan. Mr. Benamar’s service as our Chief Financial Officer ceased in October 2020.

Julie O’Neill. In December 2018, we entered into a consulting agreement with Julie O’Neill, a member of our board of directors, pursuant to which she agreed to provide chemistry, manufacturing and controls advice. Upon our request, she: (i) examined and remedied the shortcomings identified by the FDA; (ii) examined and provided answers on all aspects of the technical operations, including, by way of non-exclusive example, process development, analytical development, manufacture, engineering, the procurement chain, quality control and quality assurance and (iii) advised our Chief Executive Officer and our internal services at the request of our Chief Executive Officer. The term of the agreement was for one year. Ms. O’Neill received €45,000 per month and was eligible to receive certain success fees allocated as follows: (i) a maximum of €200,000 for the resubmission of the BLA to the FDA for the treatment of peanut allergy in children four to 11 of age and; (ii) an additional amount of up to €250,000 if and when the FDA has approved the Viaskin Peanut BLA.

Director and Executive Officer Compensation

See “Board of Directors and Corporate Governance” and “Executive Compensation” for information regarding compensation of directors and executive officers.

Equity Awards

Since January 1, 2019, we have issued the following equity awards to our related parties:

•	On January 15, 2019, we issued an aggregate of 9,500 options shares to new U.S. employees.

•	On March 20, 2019, we issued an aggregate of 547,100 option shares to U.S. employees, of which 187,500 were to certain of our executive officers.

•	On May 10, 2019, we issued an aggregate of 100,000 free shares to certain of our French employees and French executive officers.

•	On May 15, 2019, we issued an aggregate of 7,200 option shares to new U.S. employees.

•	On May 24, 2019, we issued an aggregate of 150,000 option shares to our CEO.

•	On June 17, 2019, we issued an aggregate of 7,200 option shares to new U.S. employees.

•	On July 1, 2019, we issued an aggregate of 403,400 option shares to U.S. employees.

•	On July 22, 2019, we issued an aggregate of 75,000 option shares to certain of our executive officers.

•	On July 31, 2019, we issued an aggregate of 23,750 free shares to certain of our French employees.

•	On August 11, 2019, we issued an aggregate of 40,000 free shares to certain of our French employees and French executive officers.

•	On September 16, 2019, we issued an aggregate of 34,000 option shares to new U.S. employees.

•	On October 16, 2019, we issued an aggregate of 3,500 option shares to new U.S. employees.

•	On December 16, 2019, we issued an aggregate of 53,100 option shares to new U.S. employees.

•	On December 19, 2019, we issued an aggregate of 23,600 free shares to all French employees.

•	On January 15, 2020, we issued an aggregate of 85,200 option shares to certain US employees and executive officers.

•	On March 16, 2020, we issued an aggregate of 5,000 free shares to certain French employees.

•	On April 29, 2020, we issued an aggregate of 20,000 free shares to certain French employees.

•	On November 24, 2020, we issued an aggregate of 475,000 free shares 1,216,200 option shares to US & French employees and executive officers.

See “Board of Directors and Corporate Governance” and “Executive Compensation” for further information regarding equity awards to directors and executive officers.

Bonus Plans

All our executive officers are entitled to a bonus ranging between 50% and 150% based on yearly objectives determined by our board of directors upon recommendation of our compensation committee.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. See “Limitations on Liability and Indemnification Matters” above.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

AUDIT FEES AND SERVICES

The following tables presents fees for professional audit services rendered by KPMG S.A. and Deloitte & Associés for the audit of the Company’s annual financial statements for the years ended December 31, 2019 and December 31, 2020 as well as fees billed for other services rendered by KPMG S.A. and Deloitte & Associés during those periods.

The amounts relating to audit fees and services in 2020 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1422, which represents the average exchange rate for the year ended December 31, 2020, and those relating to audit fees and services in 2019 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.1195, which represents the average exchange rate for the year ended December 31, 2019.

The following table presents aggregate fees billed to the Company for the fiscal years ended December 31, 2020 and December 31, 2019 by Deloitte & Associés:

	Fiscal Year Ended
(in thousands of dollars)	2020	2019
Audit Fees	$639,000	$816,100
Audit-related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$639,000	$816,100

The following table presents aggregate fees billed to the Company for the fiscal years ended December 31, 2020 and December 31, 2019 by KPMG S.A.

	Fiscal Year Ended
(in thousands of dollars)	2020	2019
Audit Fees	$434,000	$—
Audit-related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$434,000	$—

There were no “Audit Related Fees” or “Tax Fees” or billed or paid during 2019 or 2020.

Audit and Non-Audit Services Pre-Approval Policy

The audit committee has responsibility for appointing, setting compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has adopted a policy governing the pre-approval of all audit and permitted non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence from us and our management. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval from the audit committee, it requires specific pre-approval by the audit committee. The payment for any proposed services in excess of pre-approved cost levels requires specific pre-approval by the audit committee.

Pursuant to its pre-approval policy, the audit committee may delegate its authority to pre-approve services to the chairperson of the audit committee. The decisions of the chairperson to grant pre-approvals must be presented to the full audit committee at its next scheduled meeting. The audit committee may not delegate its responsibilities to pre-approve services to the management.

The audit committee has considered the non-audit services provided by KPMG and Deloitte as described above and believes that they are compatible with maintaining KPMG’s and Deloitte’s independence as our independent registered public accounting firm.

PROPOSAL NOS. 1 TO 4:

APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS, ALLOCATION OF INCOME AND ALLOCATION OFF ACCUMULATED DEFICIT

Proposal No. 1

In accordance with French Law, our Board is required to present our annual statutory financial statements for the year ended December 31, 2020 to the shareholders at the General Meeting. Shareholders who raise questions in relation to the statutory financial statements can submit questions for the Board in advance of the General Meeting to investors@dbv-technologies.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses on our website as soon as practical after the General Meeting.

In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the statutory financial statements for the year ended December 31, 2020.

The 2020 statutory financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 2

In accordance with French Law, our Board is required to present our consolidated statutory financial statements for the year ended December 31, 2020 to the shareholders at the General Meeting. Shareholders who raise questions in relation to the consolidated statutory financial statements can submit questions for the Board in advance of the General Meeting to investors@dbv-technologies.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses on our website as soon as practical after the General Meeting.

In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the consolidated statutory financial statements for the year ended December 31, 2020.

The 2020 consolidated statutory financial statements may be found in the General Meeting section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 3

In accordance with French Law, our Board is required to present the proposed allocation of income for financial year ended December 31, 2020 to the shareholders at the General Meeting. The Board proposes to fully allocate the whole of the loss for the financial year ended December 31, 2020, totaling €(139,397,433.28), to the “losses brought forward” line, which would consequently change from a negative balance of €(556,177,697.08) to a negative balance of €(696,575,130.36).

No distribution of dividends or income has occurred in the past three financial years.

Proposal No. 4

The Board proposes to charge the whole of the retained earnings account for the financial year ended December 31, 2020, totaling €(695,575,130.36), to the “share premium” account, which would consequently change from a credit balance of €860,890,979.55 to a balance of €165,315,849.19.

The retained earnings account would be completely cleared.

For the full text of Proposal Nos. 1 to 4, please see Annex A.

Vote Required

Proposal Nos. 1 to 4 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSAL NOS. 1 TO 4

PROPOSAL NO. 5

STATUTORY AUDITORS’ SPECIAL REPORT ON REGULATED AGREEMENTS AND ACKNOWLEDGMENT OF THE ABSENCE OF THE NEW REGULATED AGREEMENTS

In accordance with French law, our Board is required to present to the Annual General Meeting the annual report of our statutory auditors on new related party transactions entered into either during the last financial year or at the beginning of the current financial year, it being specified that no new agreements referred to in Article L. 225-38 of the French Commercial Code were entered into in 2020 and early 2021. By approving Proposal No. 5, shareholders will acknowledge that there were no related person transactions within the meaning of Articles L. 225-3 et seq. of the French Commercial Code entered into during 2020.

For the full text of Proposal No. 5, please see Annex A.

Vote Required

Proposal No. 5 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 5.

PROPOSAL NOS. 6 TO 10

RENEWAL OF TERM OF JULIE O’NEILL, RENEWAL OF TERM OF VIVIANE MONGES, APPOINTMENT OF ADORA NDU, APPOINTMENT OF RAVI RAO AND RATIFICATION OF PROVISIONAL APPOINTMENT OF TIMOTHY E. MORRIS AS DIRECTORS

Proposal 6

Ms. Julie O’Neill is currently a member of our Board and has been nominated for re-election as director. If re-elected, she will hold office from the date of her re-election for a period of three years, to expire at the end of General Meeting occurring in 2024, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Ms. O’Neill has agreed to serve if re-elected, and we have no reason to believe that she will be unable to serve.

Ms. O’Neill’s biography is provided above under “Board of Directors and Corporate Governance – Board of Directors.”

Proposal 7

Ms. Viviane Monges is currently a member of our Board and has been nominated for re-election as director. If re-elected, she will hold office from the date of her re-election for a period of three years, to expire at the end of General Meeting occurring in 2024, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Ms. Monges has agreed to serve if re-elected, and we have no reason to believe that she will be unable to serve.

Ms. Monges’ biography is provided above under “Board of Directors and Corporate Governance – Board of Directors.”

Proposal 8

If appointed, Mrs. Ndu will hold office from the date of her appointment for a period of three years, to expire at the end of General Meeting occurring in 2024 where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Mrs. Ndu has agreed to serve if elected, and we have no reason to believe that she will be unable to serve.

Ms. Ndu’s biography is provided above under “Board of Directors and Corporate Governance – Board of Directors.”

Proposal 9

If appointed, Mr. Rao will hold office from the date of his appointment for a period of three years, to expire at the end of General Meeting occurring in 2024, where he must retire by rotation and offer himself for re-election, or until her earlier death, resignation, or removal. Mr. Rao has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Mr. Rao’s biography is provided above under “Board of Directors and Corporate Governance – Board of Directors.”

Proposal 10

Mr. Morris was provisionally appointed to the Board to replace Mrs. Claire Giraut following her resignation. If his provisional appointment is ratified, Mr. Rao will hold office until the expiration of the term of appointment of his predecessor, namely, until the annual meeting of shareholders to be held in 2022.

Mr. Morris’s biography is provided above under “Board of Directors and Corporate Governance – Board of Directors.”

For the full text of Proposal Nos. 6 to 10, please see Annex A.

Vote Required

Proposal Nos. 6 to 10 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSAL NOS. 6 TO 10

PROPOSAL NOS. 11 TO 13:

DETERMINATION OF THE ANNUAL FIXED AMOUNT TO BE ALLOCATED TO THE MEMBERS OF THE BOARD OF DIRECTORS, APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS AND FOR THE DIRECTORS AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER AND/OR ANY OTHER EXECUTIVE CORPORATE OFFICER

Proposal 11

In accordance with French law, our Board is required to present to shareholders the proposed compensation to be allocated to the Board of Directors for their approval at the General Meeting. The Board proposes an increase in the total annual amount of the Board members’ fees to be allocated to the Board of Directors from €600,000 to €800,000 for the current financial year and for future financial years until otherwise decided by a new General Meeting.

As a global company listed on both Euronext Paris and the Nasdaq Global Market, it is critical that our compensation program attract global talent. This proposal is intended to modify our non-employee director compensation program to better align such program with U.S. director compensation programs based on a market assessment conducted by our independent compensation consultant, including to enable us to award directors with long-term equity incentive compensation intended to motivate and reward our non-employee directors for long-term company performance and better align our non-employee directors’ interests with shareholder interests and long-term shareholder value. In addition, this proposal would enable us to increase annual cash compensation to our non-employee directors.

We believe that this resolution is in shareholders’ best interest by allowing us to diversify and enrich our Board to provide appropriate governance and inform strategy.

Proposal 12

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chairman of the Board of Directors for their approval at the General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 13

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chief Executive Officer and any other executive corporate officer for their approval at the General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

For the full text of Proposal Nos. 11 to 13, please see Annex A.

Vote Required

Proposal Nos. 11 to 13 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSAL NOS. 11 TO 13

PROPOSAL NO. 14:

ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non-binding advisory basis, the compensation of our named executive officers other than the Chief Executive Officer (as disclosed under “Executive Compensation” and the tables that follow). Shareholder approval of the compensation of our Chief Executive Officer is required as a matter of French law and is addressed by Proposal No. 13.

We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This resolution, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our 2020 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Although this is an advisory vote which will not be binding on our compensation committee or board of directors, our compensation committee and board of directors will carefully review the results of the shareholder vote. Our compensation committee and board of directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our board of directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2019 as outlined in this proxy statement, by voting “FOR” Resolution 14.

For the full text of Resolution 14, please see Annex A.

Vote Required

Proposal No. 14 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 14

PROPOSAL NOS. 15 TO 17:

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our shareholders to indicate their preference at least once every six years regarding how frequently we should solicit an advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Accordingly, we are asking our shareholders to indicate whether they would prefer an advisory vote every one, two or three years. Alternatively, shareholders may abstain from casting a vote.

To comply with this requirement and the limitations of French law, which permits shareholders to only vote “FOR,” “AGAINST” or “ABSTAIN” on any particular matter, we are presenting three non-binding resolutions asking our shareholders whether they prefer to cast future advisory votes on our Named Executive Officers’ compensation every year, once every two years, or once every three years, respectively. Shareholders have the option to vote “FOR,” “AGAINST” or abstain on each of the three resolutions.

Our board of directors recommends that future advisory votes to approve the compensation of our named executive officers take place every year. After careful consideration, the board of directors has determined that an advisory vote to approve executive compensation that occurs annually is the most appropriate alternative for the Company, as it will allow shareholders to provide us with regular, direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote to approve executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices. We will continue to engage with our shareholders regarding our executive pay programs between shareholder advisory votes as part of our governance process.

The Company recognizes that shareholders may have different views as to the best approach for the Company and, therefore, the Company and our board of directors encourage shareholders to express their preferences as to the appropriate frequency of the advisory vote to approve our named executive officers’ compensation by voting “FOR” one (and only one) of Proposal Nos. 15 through 17 and voting “AGAINST” the remaining two such proposals.

Vote Required

The board of directors and the compensation committee will take into account the outcome of the vote on Proposal Nos. 15 through 17 when determining how often we will ask our shareholders to submit an advisory vote to approve our named executive officers’ compensation. If a majority of the votes cast are in favor of more than one of Proposal Nos. 15 through 17 or if all three such resolutions fail to receive a majority of the votes cast, the Company will consider the resolution with the highest percentage of “FOR” votes to be the recommendation of the shareholders.

For the full text of Proposal Nos. 15 to 17, please see Annex A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSAL 15 AND “AGAINST” PROPOSAL NOS. 16 AND 17.

PROPOSAL NO. 18:

APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE

In accordance with Article L.22-10-34 of the French Commercial Code, our Board is required to present to shareholders the information referred to in I of article L.22-10-9 of the French Commercial Code mentioned in the corporate governance report included in the 2020 universal registration document filed with the AMF on March 17, 2021 .

For a description of such information referred to in I of article L.22-10-9 of the French Commercial Code, please refer to Annex C, Part 1 and Part 2.

For the full text of Proposal No. 18, please see Annex A.

Vote Required

Proposal No. 18 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 18.

PROPOSAL NO. 19:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors.

FOR A DESCRIPTION OF SUCH INFORMATION RELATING TO MICHEL DE ROSEN, PLEASE REFER TO ANNEX C, PART 2. For the full text of Proposal No. 19, please see Annex A.

Vote Required

Proposal No. 19 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 19.

PROPOSAL NO. 20:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer.

For a description of such information relating to Daniel Tassé, please refer to Annex C, Part 2.

For the full text of Proposal No. 20, please see Annex A.

Vote Required

Proposal No. 20 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 20.

PROPOSAL NO. 21:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO CATHERINE THÉRÉNÉ, DEPUTY CHIEF EXECUTIVE OFFICER

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Marie-Catherine Théréné, Deputy Chief Executive Officer.

For a description of such information relating to Marie-Catherine Théréné, please refer to Annex C, Part 2.

For the full text of Proposal No. 21, please see Annex A.

Vote Required

Proposal No. 21 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 21.

PROPOSAL NO. 22

AUTHORIZATION TO BUY BACK COMPANY SHARES

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares to use as acquisition consideration and/or to underlie incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.

The Board proposes the shareholders authorize it, for a period of eighteen months, pursuant to Articles L. 225-209 et seq. of the French Commercial Code, to buy back, on one or more occasions and at the times of its choosing, company shares up to the limit of 5% of the number of shares comprising the share capital, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the twenty-first ordinary resolution of the General Meeting of April 20, 2020.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context, the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the company’s shares, pursuant to current regulations;

•	where applicable, cancel the shares acquired, subject to the authorization granted under the nineteenth resolution of this General Meeting .

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors. The Board may not, without the prior authorization of the Shareholders’ Meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The company does not intend to use options or derivatives.

The maximum purchase price is set at €100 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the abovementioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The maximum transaction amount is set at €150,000,000 (excluding charges).

The General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

For the full text of Proposal No. 22, please see Annex A.

Vote Required

Proposal No. 22 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 22.

PROPOSAL NO. 23:

AUTHORIZATION TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L. 22-10-62 OF THE FRENCH COMMERCIAL CODE SUSPENSION DURING A PUBLIC OFFERING PERIOD

The shareholders are asked to grant all powers to the board of directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Resolution 22. The shares to be canceled pursuant to this authorization shall not exceed 5% of our share capital in any 24-month period.

The Board proposes the shareholders authorize the Board of Directors to, for a period of eighteen months, pursuant to Article L. 22-10-62 of the French Commercial Code:

•

cancel, at its discretion, on one or more occasions, up to 5% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force; and

•	carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the company’s Bylaws and fulfilling all formalities required.

For the full text of Proposal No. 23, please see Annex A.

Vote Required

Proposal No. 23 requires the affirmative vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 23.

PROPOSALS 24-29:

FINANCIAL AUTHORIZATIONS

We are a biotech company with modest revenues, from a development partnership with Nestlé and research and development credits from the French government. Drug development and product launches are expensive, and biotech companies need continued access to capital to fund product development. More capital will likely be required to bring Viaskin Peanut to approval and to fund other research and development programs until we achieve profitability and can self-fund our future development.

As our capital needs evolve, we need the ability to access capital through the various means and tools that are available, tools that are constantly created, evolving or changing. Moreover, our company requires flexibility to secure capital while minimizing risk or dilution for our shareholders given the dynamic, complex and risky nature of drug development. We may also need to secure capital to accelerate development of a promising new product candidate, to expand the geographical reach of our commercialization, or to pursue a promising business development opportunity. That is why we ask for an applicable discount of up to 15% and a total ceiling set at 65% dilution. We understand the need to be good stewards of our investors’ money and will continue to seek financing with a reasonable risk profile and attention to investor dilution. A range of financing options are available in the marketplace and we wish to be able to pursue the most appropriate financing for our company. We also need to have resolutions that ensure consistency between U.S. (SEC) and French (AMF) market practices and regulatory standards.

We are therefore seeking approval at the Annual General Meeting of the following resolutions that would allow raising capital even in adverse situations, to best ensure the continuity of our operations. These resolutions will be suspended in case of a hostile takeover attempt.

Resolutions 24 to 29 seek the delegation of financial authorizations. The goal of these resolutions is to allow us to swiftly raise the funds and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to external growth.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our board of directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose.

At the 2020 Annual General Meeting on April 20, 2020, the shareholders approved certain financial authorizations. Re-approving our board of directors’ financial authorizations will allow the Company to maintain equal footing with U.S. companies and to increase our financial flexibility by quickly raising capital and taking advantage of potential business opportunities. Although always important, we believe this flexibility is particularly necessary in light of the current worldwide economic challenges driven by the COVID-19 pandemic.

As a result, we are seeking approval at the Annual General Meeting of the following financial resolution from Resolution 24 to Resolution 29.

In addition, at the Annual General Meeting, shareholders are being asked to approve the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 25, 26, 28 and 31 as well as Resolution 28 of the 2020 Annual General Meeting, as well as the maximum global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 25, 26, 28 and 31.

The proposed financial authorizations would provide our board of directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions.

The financial delegations of authority presented for your approval at the General Meeting are subject to the following important limitations:

•

the aggregate amount of share capital increases pursuant to Resolution 24 cannot exceed 40% of our share capital on the date of the decision to increase the share capital by the Board of Directors, it being provided that Resolution 24 aims at raising capital by calling on the Company’s shareholders;

•	the aggregate amount of share capital increases pursuant to Resolution 25 cannot exceed 30% of our share capital on the date of the decision to increase the share capital by the Board of Directors;

•	the aggregate amount of share capital increases pursuant to Resolution 26 cannot exceed 20% of our share capital on the date of the decision to increase the share capital by the Board of Directors;

•	the aggregate amount of share capital increases pursuant to Resolution 28 cannot exceed 30% of our share capital on the date of the decision to increase the share capital by the Board of Directors;

•

any share capital increase pursuant to Resolution 29, which grants a customary over-allotment option for any issuance pursuant to Resolutions 24, 25, 26 and 28, would be at the same price as, and limited to a maximum of 15% of, the initial issuance;

•

the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 25, 26, 28 and 31 as well as Resolution 28 of the 2020 Annual General Meeting 28 cannot exceed 65% of the share capital on the date of the Annual General Meeting ; and

•	the global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 25, 26, 28 and 31 shall not exceed EUR 150,000,000.

Our board of directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party our shares.

Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to all of resolutions 25, 26, 28, if approved, but not pursuant to Resolution 24. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

PROPOSAL NO. 24:

DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, AS NECESSARY, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY) WITH PRE-EMPTIVE RIGHTS SUSPENSION DURING A PUBLIC OFFERING PERIOD

The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of ordinary shares and any type of securities giving, by any means, immediately and/or in the future, access to ordinary shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provision and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribed for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. As a result of maintaining shareholders’ preferential rights, we believe that a share capital increase in amount not to exceed 40% of the capital existing on the date of the decision to increase the share capital by the Board will provide sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.

The share capital increases carried out pursuant to this authorization cannot exceed 40% of the Company’s share capital existing on the date of the decision to increase the share capital by the Board. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 150,000,000.

The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 150,000,000.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

For the full text of Proposal No. 24, please see Annex A.

Vote Required

Proposal No. 24 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 24.

PROPOSAL NO. 25:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING ACCESS, AS THE CASE MAY BE, TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN SECTION 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER SUSPENSION DURING A PUBLIC OFFERING PERIOD

The board of directors is requesting the necessary authority to issue through a public offering ordinary shares and/or any type of securities giving access, by any means, immediately or in the future, to ordinary shares. Resolution 25 is intended:

•

To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution should be used to complete any such public offering because it is grounded on provisions of the French commerce code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 25 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the Annual General Meeting as sufficient for all potential market participants; and

•	To allow for a direct public offering, without the involvement of underwriters.

Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, shareholders could be granted a priority subscription period in accordance with applicable French law.

Pursuant to the French Commercial Code, the issue price to be determined by the Board pursuant to this Resolution 25 shall be at least equal to the weighted average of the prices of the last three trading sessions preceding the beginning of the public offering, possibly reduced by a maximum discount of 10%.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares. As a result, we believe that a share capital increase in an amount not to exceed 30% of the Company’s the share capital on the date of the decision to increase the share capital by the Board, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to U.S. companies, and allow us to respond quickly to changes in market conditions.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 150,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of 150,000,000, and the amount of any share capital increase will be subject to the global limit of 65% of the share capital existing at the date of the General Meeting, in each case as approved pursuant to Resolution 32.

This delegation of authority would be granted for a 26-month period.

The Board shall be granted, within the limits set above, the powers required to set the terms for the issue(s), and if applicable, record the execution of the resulting capital increases, proceed to amend the by-laws accordingly, levy, as it sees fit, the costs of the capital increase on the amount of related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one-tenth of the new share capital after each increase and, more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

For the full text of Proposal No. 25, please see Annex A.

Vote Required

Proposal No. 25 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 25.

PROPOSAL NO. 26:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING ACCESS, AS THE CASE MAY BE, TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE SUSPENSION DURING A PUBLIC OFFERING PERIOD

The goal of this delegation of authority is to allow the Company to issue ordinary shares and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares, in one or more private placements to qualified investors or to a limited circle or investors (less than 150) as described in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code.

Furthermore, the terms of this Resolution 26 set important limits on the amount of potential dilution. While our stock may vary, we believe that a share capital increase in an amount not to exceed 20% of the Company’s the share capital on the date of the decision to increase the share capital by the Board (as such cap is provided under French laws), which would be subject to and deducted from the global limit provided in Resolution 32, will provide us with sufficient flexibility in pursuing our plan. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 150,000,000. The amount of any securities issued under Resolution 26 will be subject to (and deducted from) the global limits pursuant to Resolution 32.

Pursuant to the French Commercial Code, the issue price to be determined by the Board under this Resolution 26 shall be at least equal to the weighted average of the prices of the last three trading sessions preceding the beginning of the private placement, possibly reduced by a maximum discount of 10%.

This delegation of authority would be granted for a 26-month period.

The Board shall be granted, within the limits set above, the powers required to set the terms for the issue(s), and if applicable, record the execution of the resulting capital increases, amend the by-laws accordingly, charge, as it sees fit, the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in this regard.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

For the full text of Proposal No. 26, please see Annex A.

Vote Required

Proposal No. 26 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 26.

PROPOSAL NO. 27:

AUTHORIZATION, IN THE EVENT OF AN ISSUE WITHOUT PRE-EMPTIVE RIGHTS, TO SET THE ISSUE PRICE ACCORDING TO THE TERMS SET BY THE GENERAL MEETING, WITHIN A LIMIT OF 10% OF THE CAPITAL PER YEAR

The Board proposes the shareholders authorize the Board of Directors to, pursuant to Article L. 22-10-52 of the French Commercial Code, authorizes the Board of Directors, when deciding to issue ordinary shares or securities giving access to the capital, pursuant to the 25st and 26st Resolutions, subject to the provisions of Article L. 22-10-52 of the French Commercial Code, deviate from the price-setting conditions set out in the above-mentioned resolutions, up to a maximum of 10% of the share capital per year, and to set the issue price of equity equivalents to be issued as follows:

In accordance with the provisions of Article L. 225-138 of the French Commercial Code, the issue price of the ordinary shares that may be issued pursuant to this delegation of authority will be set by the Board of Directors and must be at least equal to:

•	either the weighted average trading price of the company’s share on the trading day prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%,

•	or the average of five consecutive share trading prices selected from the last thirty trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%.

For the full text of Proposal No. 27, please see Annex A.

Vote Required

Proposal No. 27 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 27.

PROPOSAL NO. 28:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS WITH CERTAIN CHARACTERISTICS, SUSPENSION DURING A PUBLIC OFFERING PERIOD

In addition to Resolution 25 and Resolution 26, which are intended to enable the board of directors to increase the Company’s share capital through a public offering or a private placement, the board of directors also is requesting the necessary authority to issue through an reserved offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities).

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares. As a result, we believe that a share capital increase in an amount not to exceed 30% of the Company’s the share capital on the date of the decision to increase the share capital by the Board, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•

the closing price of the Company’s shares on the regulated market Euronext Paris during the last trading session prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•

the volume-weighted average (in the central order book and off-market blocks) of the Company’s share price on the Euronext Paris regulated market during the last three trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	at the weighted average trading price of the company’s shares on the trading day prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	the average of 5 consecutive share trading prices selected from the last 30 trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the ordinary shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

i.

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector, and/or

ii.

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the cosmetics or chemical sector or in the field of medical devices or research in these areas; and/or

iii.

any individual(s) or legal entity(ies), including any company(ies), institution(s), entity(ies), trust(ies), investment fund(s) or other investment vehicle(ies) in any form whatsoever, under French or foreign law, when entering into an industrial, commercial, licensing, research or partnership agreement with the Company; and/or

iv.

any credit institution, any French or foreign investment service provider or member of a banking syndicate or any company or investment fund that undertakes to subscribe to any issue likely to result in a future capital increase that may be carried out pursuant to this delegation in connection with the implementation of an equity or bond financing line; and/or.

v.

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (i) and/or (ii) above and, in this context, to subscribe for the securities issued.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR 150,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of EUR 150,000,000, and the amount of any share capital increase will be subject to the global limit of 65% of the share capital existing at the date of the General Meeting, in each case as approved pursuant to Resolution 32.

This delegation of authority would be granted for a18-month period

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation, for the part not used, if applicable, supersedes, as from today’s date, any and all relevant prior delegations.

For the full text of Proposal No. 28, please see Annex A.

Vote Required

Proposal No. 28 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 28.

PROPOSAL NO. 29:

AUTHORIZATION TO INCREASE THE TOTAL AMOUNT OF ISSUES

The purpose of this Resolution 29 is to allow the Board of Directors to grant a customary over-allotment option for any issuance pursuant to Resolutions 24th, 25th, 26th and 28th above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.

For the full text of Proposal No. 29, please see Annex A.

Vote Required

Proposal No. 29 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 29.

PROPOSAL NO. 30:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS

Article L. 236-9 of the French Commercial Code provides that (i) the extraordinary shareholders meeting of the acquiring company may delegate to the board of directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders meeting of the acquiring company may determine the merger and grant to the board of directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.

Pursuant to Resolution 30 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the board of directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the board of directors full powers to implement this delegation, in accordance with the provisions set forth in French Laws and the by-laws of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation.

If an operation by the board of directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in Resolution 31 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to Resolution 31, immediately or in the future, may not exceed 10% of the share capital of the Company on the date of the decision to increase the share capital by the Board).

We are asking shareholders to approve Resolution 30 because this authorization granted to the Board would facilitate any potential external growth by paying all or part of the price with our securities, and we believe that shareholders’ approval in these circumstances is often a cumbersome process, and could create uncertainty with respect to the ability to consummate such a transaction. Additionally, we believe that the process of submitting such a transaction for shareholders’ approval could prevent us from seizing opportunities in a timely manner. The delegation provided for in Resolution 30 is intended to simplify the merger-absorption process.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 30, please see Annex A.

Vote Required

Proposal No. 30 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 30.

PROPOSAL NO. 31:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF A MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-SEVENTH RESOLUTION, SUSPENSION DURING A PUBLIC OFFERING PERIOD

Subject to the adoption by shareholders of Resolution 30, we are asking our shareholders to adopt Resolution 31 and in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, we are asking our shareholders to delegate to the Board of Directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, in compensation for contributions in kind granted to the Company as part of any merger, demerger or partial contribution of assets decided by the board of directors pursuant of the delegation granted under Resolution 30, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use.

The securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities.

We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the ordinary shares or securities to be issued.

The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed may not exceed 10% of the share capital of the Company on the date of the decision to increase the share capital by the Board. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions. The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 32 below.

The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed EUR 150,000,000 (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above nominal value and will be deducted from the overall limit set forth in Resolution 32 below. This limit does not apply to securities the issuance of which is decided or authorized by the board of directors in accordance with Article L. 228-40 of the French Commercial Code.

We are asking that the board of directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading to Euronext, and, do everything that is required.

For the full text of Proposal No. 31, please see Annex A.

Vote Required

Proposal No. 31 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.

The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 31.

PROPOSAL NO. 32

OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 25TH, 26TH, 28TH AND 31ST RESOLUTIONS OF THIS GENERAL MEETING AND THE 28TH RESOLUTION OF THE GENERAL MEETING OF APRIL 20, 2020

The Board proposes that the shareholders set the total par value of any shares that may be issued under the 25th, 26th, 28th and 31st resolutions of this Annual General Meeting and the 28th resolution of the General Meeting of April 20, 2020, at 65% of the share capital on the date of this General Meeting. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital. The maximum nominal amount of debt securities that may be issued pursuant to this authorization is 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency).

We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, and in line with the flexibility available to comparable U.S. companies.

For the full text of Proposal No. 32 please see Annex A.

Vote Required

Proposal No. 32 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 32.

RESOLUTIONS 33 TO 36:

EQUITY RESOLUTIONS

The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.

Pursuant to Resolutions 30 and 31 of the Annual General Meeting of April 20, 2020, our shareholders authorized the board of directors to grant, respectively, (i) stock options to subscribe for or purchase ordinary shares, (ii) free ordinary shares. As such authorizations will expire on October 20, 2021, in order to continue our equity compensation program beyond such date, pursuant to Resolution 35 and 36 below, we are requesting that our shareholders renew their prior authorization to the board of directors to grant, respectively, stock options, and free ordinary shares for the 18-month period following the date of the 2021 Annual General Meeting.

Pursuant to Resolution 25 of the Annual General Meeting of May 24, 2019, our shareholders authorized the board of directors to grant share warrants. As such authorization expired on November 24, 2020, in order to continue our equity compensation program beyond such date, pursuant to Resolution 33 below, we are requesting that our shareholders renew their prior authorization to the board of directors to grant, share warrants for the 18-month period following the date of the 2021 Annual General Meeting.

PROPOSAL NO. 33

DELEGATION OF POWERS TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH CANCELLATION OF PREFERENTIAL SUBSCRIPTION RIGHTS, RESERVED FOR CATEGORIES OF PERSONS, SUSPENSION DURING A PUBLIC OFFERING PERIOD

Our board of directors recommends the approval of this delegation of authority to grant warrants in order to ensure the Company can attract, recruit and compensate independent directors and consultants competitively by providing for customary compensatory grants to our existing and future non-employee directors. To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with market standards, which include an equity-based component.

However, pursuant to French law, non-employee directors may not be granted stock options or free shares. As a result, the right to subscribe for BSAs is a key element of our current non-employee director compensation. This delegation of authority is critical to our business strategy because it enables us to continue issuing BSAs, which is vital to our ability to attract and retain highly talented directors, compete with compensation arrangements provided by our U.S.-based peers and strengthen the alignment of our directors’ interests with those of our shareholders.

We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a consultancy agreement who, pursuant to French law, cannot be granted stock options or free shares. In certain circumstances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry and align their incentives with the long-term interests of our shareholders.

The Board proposes the shareholders delegate to the Board of Directors, for a period of eighteen months its competence to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

The total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the capital existing on the day of the General Meeting. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this General Meeting.

The issue price of the warrant will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

The subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV TECHNOLOGIES shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price.

Approval of this proposal eliminates the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

This delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

The Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

The validity of his delegation is set at eighteen months from the date of the General Meeting.

Description of Principle Features of the BSAs

Pursuant to SEC rules, we are providing the following description of the material terms of the BSA awards we expect to be included in our BSA award agreement letters.

Type of Awards. BSAs are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested ordinary shares at an exercise price per share determined by the board of directors based and shall be at least equal to the average closing price of our ordinary shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price. We use BSAs as part of our compensation for non-employee directors and consultants.

Administration. Subject to shareholder approval of this Proposal No. 33, the board of directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.

Governing Law. The BSAs are governed by the laws of France.

Certain Federal Income Tax Consequences for U.S. holders. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the sum of (a) the exercise price and (b) the subscription price paid at grant. The participant’s tax basis in any ordinary shares received upon exercise of a BSA will be the fair market value of the ordinary share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

The benefits or amounts that will be awarded or allocated under the delegation of authority to grant BSAs are not determinable at this time because the number of shares underlying BSA awards depends on the Company’s stock price, which cannot be predicted, the fair market value, the decision of directors of whether to subscribe for the BSA awards and the exercise of discretion by our board of directors.

This delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

For the full text of Proposal No. 33 please see Annex A.

Vote Required

Proposal No. 33 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 33.

PROPOSAL NO. 34:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE

Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the board of directors is required to submit for approval by the shareholders a resolution to authorize the board of directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).

The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed 2% of the share capital at the date of this General Meeting (this amount is separate to any other maximum amounts set by other authorizations relating to capital increases).

The price of any shares to be issued under this delegation may not more than 30% (or 40% lower if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of our ordinary shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the board of directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.

However, approving this resolution will enable our board of directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.

This delegation of authority would be granted for a 26-month period.

For the full text of Proposal No. 34, please see Annex A.

Vote Required

Proposal No. 34 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 34.

PROPOSAL NO. 35:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS

Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing free ordinary shares.

If approved, the new authorization to grant free shares options will supersede the authorization to grant free shares. The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing free shares as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of eighteen months, to allocate existing or future ordinary shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require.

This authorization shall imply that shareholders waive their pre-emptive rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

Description of Principle Features of the Free Shares

Pursuant to SEC rules, we are providing the following description of the material terms of the free shares awards we expect to be included in our free shares award agreement letters.

Type of Awards. The 2021 free share Plan is expected to provide for the grant of free shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital or voting rights as of the date of grant. Participants in the 2021 free share plan are determined at the discretion of the board of directors subject to the terms of the 2021 free share plan.

Shares available. The maximum number of free shares that may be acquired and issued upon the vesting of award of free shares granted under the 2021 free share plan will not exceed 2% of our share capital on the date of the allocation decision.

Administration. Subject to shareholder approval of this Proposal No. 35, the board of directors is expected to have the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to free shares (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances an award of free shares may be settled, canceled, forfeited, exchanged or surrendered.

Vesting; Holding Period. Free shares are expected to vest at the times and upon the conditions that our board of directors may determine, as reflected in an applicable award grant letters and the 2021 free share plan, subject to waiver and release by our board of directors in its sole discretion. Awards of free shares granted under the 2020 free share plan generally are expected to vest on the basis of continued employment through the end of the vesting period, and may require the satisfaction of performance conditions to be determined by the board of directors.

Equitable Adjustments. In the event certain changes occur our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the board of directors is expected to have the ability to adjust the maximum number of shares or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

Governing Law. The free shares are governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of free shares granted under the 2021 free share plan, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

In general, the grant of an award of free shares will not result in U.S. taxable income for the participant being a U.S. taxpayer or in a U.S. tax deduction for DBV Technologies. Upon the settlement of the grant in shares, the U.S. participant will recognize ordinary income equal to the aggregate value of the payment received, and DBV Technologies or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Awards of free shares are within the discretion of our board of directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

For the part not used, if applicable, it supersedes any and all relevant prior authorizations.

For the full text of Proposal No. 35, please see Annex A.

Vote Required

Proposal No. 35 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 35.

PROPOSAL NO. 36:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF (AND/OR CERTAIN CORPORATE OFFICERS)

Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options.

As a result, the shareholders are asked to grant the Board of Directors the authority to issue and grant stock options, each representing a right to receive one ordinary share.

The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of eighteen months, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law.

The beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code;

•	secondly, corporate officers who meet the conditions set out in Articles L22-10-58 and L. 225-185 of the French Commercial Code.

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

The subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

No options may be granted during the blackout periods set out in the regulations.

This authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised.

Approval of this proposal delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary;

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

Description of Principle Features of the Stock Options

Pursuant to SEC rules, we are providing the following description of the material terms of the stock option awards we expect to be included in our stock options award agreement letters.

Type of Awards. Stock options may be granted to any individual employed by us or by any affiliated company under the terms and conditions of an employment contract. Employee share options may also be granted to the chairman of our board of directors, our chief executive officer and our deputy chief executive officers, if any. Participants in the 2021 stock option plan are determined at the discretion of the board of directors subject to the terms of the 2021 Stock option plan.

Stock Options are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested ordinary shares at an exercise price per share determined by the board of directors based and shall be not less than the average opening price of DBV TECHNOLOGIES shares for the 20 trading days preceding the decision to issue the stock options.

Shares available. The maximum number of free shares that may be acquired and issued upon the vesting of award of stock options granted under the 2021 stock option plan will not exceed 7.5% of our share capital on the date of the allocation decision. Under French law, the maximum number of shares issuable upon the exercise of outstanding stock options may not exceed one-third of the outstanding share capital on a non-diluted basis as of the date of grant.

Administration. Our board of directors has the authority to administer the 2021 stock option plans. Subject to the expected terms and conditions of the 2021 stock option plan, our board of directors determines the recipients, dates of grant, exercise prices, number of ordinary shares underlying and the terms and conditions of the stock options, including their periods of exercisability and their vesting schedules.

The board of directors has the authority to amend or modify employee share options outstanding under the delegation under this Proposal No. 36, including in particular the authority to extend the post-termination exercise period of the options, subject to the written consent of the optionees holding such options, if such amendments or modifications impair the rights of the optionees.

Vesting; Holding Period. Stock options are expected to vest at the times and upon the conditions that our board of directors may determine, as reflected in an applicable award grant letters and the 2021 stock option plan, subject to waiver and release by our board of directors in its sole discretion. Awards of free shares granted under the 2021 stock options plan generally are expected to vest on the basis of continued employment or presence through the end of the vesting period, and may require the satisfaction of performance conditions to be determined by the board of directors.

Equitable Adjustments. In the event of the carrying out by the company of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums, (v) a distribution of reserves, or (vi) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the board of directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Governing Law. The stock options are governed by the laws of France.

U.S. Tax Limitations on incentive stock options. The aggregate fair market value, determined at the time of grant, of our ordinary shares issuable under incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our Stock Option Plans may not exceed $100,000. Stock options, or portions thereof, that exceed such limit will generally be treated as non-statutory share options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the exercise price is at least 110% of the fair market value of the shares subject to the stock options on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Certain Federal Income Tax Consequences for U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of employee share options granted under the delegation under this Proposal No. 36, the material terms of which is discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive stock options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an stock option that qualifies as an incentive stock option under Section 422 of the Code. If an optionee exercises the option and then later sells or otherwise disposes of the ordinary Shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the optionee will recognize a capital gain or loss equal to the difference between the sale price of the ordinary Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the optionee disposes of such ordinary Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the ordinary shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the ordinary shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the ordinary shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the ordinary Shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Ordinary Shares or provide certain basis adjustments or tax credits.

Non-statutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of such an employee share option. However, upon exercising the option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the ordinary Shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the ordinary shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the ordinary shares acquired through the exercise of the non-statutory stock option.

New Plan Benefits

Awards of stock options are within the discretion of our board of directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This authorization, for the part not used, if applicable, supersedes any and all relevant prior authorizations.

For the full text of Proposal No. 36, please see Annex A.

Vote Required

Proposal No. 36 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 36.

PROPOSAL NO. 37:

AMENDMENT OF ARTICLE 13 OF THE BY-LAWS

The Board proposes the shareholders approve an amendment to Article 13 of the bylaws:

•	To raise the age limit for the Chairman of the Board of Directors from seventy to seventy-five.

•	To amend paragraph 2 of Article 13 of the by-laws of the Company accordingly and as follows:

“No one may be appointed Chairman if he has reached the age of 75. If the Chairman in office reaches this age during a fiscal year, his duties automatically terminate at the end of the annual Ordinary Shareholders’ Meeting called to approve the financial statements for that fiscal year.”

The other provisions of Article 13 of the Company’s bylaws remain unchanged.

The Board believes that increasing the mandatory retirement age is important to attract and retain talent on the Board, including the Chairman of the Board, and to maintain continuity of informed, engaged directors with the level of experience and expertise to serve the best interests of the company and its stockholders.

For the full text of Proposal No. 37, please see Annex A.

Vote Required

Proposal No. 37 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 37.

PROPOSAL NO. 38:

POWERS TO COMPLETE FORMALITIES

The Board proposes the shareholders grant all powers to the bearer of an original, a copy or an excerpt of the minutes of the Annual General Meeting to carry out all mandatory formalities with respect to registration and publication.

For the full text of Proposal No. 38 please see Annex A.

Vote Required

Proposal No. 38 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholder did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 38.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, that is applicable to all of our employees, executive officers and directors. A copy of the Code of Conduct is available on our website at www.dbv-technologies.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the Nasdaq Stock Market.

OTHER MATTERS

Fiscal Year 2020 Annual Report and SEC Filings

Our financial statements prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) for our fiscal year ended December 31, 2020 are included in our Annual Report on Form 10-K, which we will mail to shareholders at the same time as this proxy statement. This proxy statement and our annual report are posted on the Investors and Media section of our website at https://www.dbv-technologies.com/investor-relations and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to DBV Technologies S.A., Attention: Legal Department, 177-181 avenue Pierre Brossolette, 92120 Montrouge, France.

*                *                 *

Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Shareholders who requested that items or draft resolutions be included on the agenda must send to the Company, marked for the attention of Legal Department, a new certificate of ownership for the same accounts, by midnight, Paris time, of the second business day preceding Shareholders’ Meeting.

The preparatory documents for the General Meeting specified in Article R. 225-73-1 of the French Commercial Code are available online on the Company’s website (www.dbv-technologies.com) since the twenty-first day prior to the Meeting.

In addition, shareholders may ask the company to send them the documents and information mentioned in Articles R. 225-81 and R. 225-83 of the French Commercial Code, up to and including the fifth day before the General Meeting, preferably by e-mail to the following address: investors@dbv-technologies.com. The shareholders are invited to indicate in their request the e-mail address to which these documents may be sent to them so that the company may validly send the said documents by e-mail in accordance with Article 3 of the aforementioned Order. Holders of bearer shares must provide proof of such status by sending a certificate of registration in an account.

In accordance with Article R. 225-84 of the French Commercial Code, any shareholder may submit, to the Chairman of the Company’s Board of Directors, questions in writing until the fourth business day preceding the date of the Shareholders’ Meeting, in this case until 11:59 p.m. Paris time on Monday, May 17, 2021. Such written questions must be preferably sent by electronic telecommunication to the following address investors@dbv-technologies.com or by fax to 01.43.26.10.83 (or either by registered mail including a receipt confirmation form, addressed to the registered office). They must be accompanied by a certificate of account registration.

Montrouge, France

April    , 2021

Annex A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE

VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF May 19, 2021

Ordinary resolutions:

1.	Approval of the annual financial statements for the year ended on December 31, 2020,

2.	Approval of the consolidated financial statements for the year ended on December 31, 2020,

3.	Allocation of income for the year ended on December 31, 2020,

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”,

5.	Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements,

6.	Renewal of the term of office of Julie O’Neill as director,

7.	Renewal of the term of office of Viviane Monges as director,

8.	Appointment of Ms. Adora Ndu to replace Mr. Torbjorn Bjerke as director,

9.	Appointment of Mr. Ravi Rao as director,

10.	Ratification of the provisional appointment of Timothy E. Morris as director,

11.	Determination of the annual fixed sum to be allocated to the members of the Board of Directors,

12.	Approval of the compensation policy for the Chairman of the Board of Directors and for the Board members,

13.	Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer,

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer,

15.	Advisory opinion on the opportunity to consult shareholders each year on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

16.	Advisory opinion on the opportunity to consult shareholders every two years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

17.	Advisory opinion on the opportunity to consult shareholders every three years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

18.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code,

19.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors,

20.	Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer,

21.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Marie-Catherine Théréné, Deputy Chief Executive Officer until September 17, 2020,

22.

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period,

Extraordinary resolutions:

23.

Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

24.

Delegation of powers to the Board of Directors to issue ordinary shares, giving, as necessary, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company) and/or securities giving access to ordinary shares (of the Company or of a Group company) with pre-emptive rights, suspension during a public offering period,

25.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer, suspension during a public offering period,

26.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, suspension during a public offering period,

27.	Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year,

28.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, if applicable, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

29.	Authorization to increase the total amount of issues,

30.	Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any merger-absorption, demerger, or partial contribution of assets,

31.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of a merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the thirtieth resolution, suspension during a public offering period,

32.	Overall limit on the maximum authorized amounts set under the 25th, 26th, 28th and 31st resolutions of this Meeting and the 28th resolution of the General Meeting of April 20, 2020,

33.

Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for a category of persons, suspension during a public offering period,

34.

Delegation of powers to be granted to the Board of Directors to increase the share capital by means of the issue of ordinary shares and/or securities giving access to capital, with pre-emptive subscription rights waived in favor of members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code,

35.

Authorization to be granted to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods,

36.

Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff and/or certain corporate officers of the company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option,

37.	Amendment of Article 13 of the by-laws in order to set the age limit for the Chairman of the Board of Directors at 75 years of age, and,

38.	Powers to complete formalities.

Text of draft resolutions

Ordinary resolutions:

First Resolution – Approval of the annual financial statements for the year ended December 31, 2020

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on the financial year ended December 31, 2020, approves the annual financial statements for the financial year ended on that date, as they were presented, as well as the transactions reflected in these accounts and summarized in these reports showing a loss (group part) of (139,397,433.28) euros.

Second Resolution – Approval of the consolidated financial statements for the year ended December 31, 2020

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on the consolidated financial statements as of December 31, 2020, approves these financial statements, as they were presented, which record a loss (group share) of (159,373,630) dollars.

Third Resolution – Allocation of income for the year ended on December 31, 2020.

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings on the proposal of the Board of Directors, decides to fully allocate the whole of the loss for the financial year ended December 31, 2020, totaling of (139,397,433.28) euros, to the “losses brought forward” line, which would consequently change from a negative balance of (556,177,697.08) euros to a negative balance of (695,575,130.36) euros.

Pursuant to Article 243 of the French General Tax Code, the Meeting notes that it was reminded that no distribution of dividends or income has occurred in the past three financial years.

Fourth Resolution – Allocation of the accumulated deficit to the “Additional paid-in capital”

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary meetings, and having considered the report of the Board of Directors, notes that the retained earnings account is in debit by 695,575,130.36 euros after appropriation of the net result for the year ended December 31, 2020, decides to charge the entirety of the aforementioned retained earnings account to the share premium account, which, before this charge, amounts to 860,890,979.55 euros, and notes that, as a result of this charge, the share premium account shows a credit balance of 165,315,849.19 euros, and that the retained earnings account is thus completely cleared.

Fifth Resolution – Statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements.

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors and the Statutory Auditors’ special report on related-party agreements presented to it, notes the absence of any new regulated agreements.

Sixth Resolution – Renewal of Mrs. Julie O’NEILL, as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Julie O’Neill, for a period of three years, to expire at the end of the General Meeting to be held in 2024 to approve the financial statements for the previous financial year.

Seventh Resolution – Renewal of Mrs. Viviane MONGES, as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Viviane Monges, for a period of three years, to expire at the end of the General Meeting to be held in 2024 to approve the financial statements for the previous financial year.

Eighth Resolution – Appointment of Mrs. Adora Ndu to replace Mr. Torbjorn Bjerke as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to appoint Mrs. Adora Ndu as Board Member, in replacement of Mr. Torbjorn Bjerke whose mandate has expired, for a period of three years, to expire at the end of the General Meeting to be held in 2024 to approve the financial statements for the previous financial year.

Ninth Resolution – Appointment of Mr. Ravi Rao as director

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides, subject to the adoption of the 8th Ordinary Resolution of this General Meeting, to appoint Mr. Ravi Rao as Board Member, for a period of three years, to expire at the end of the General Meeting to be held in 2024 to approve the financial statements for the previous financial year.

Tenth resolution – Ratification of the provisional appointment of Mr. Timothy E. Morris as director,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, ratifies the appointment of Mr. Timothy E. Morris as Board Member, made provisionally by the Board of Directors to replace Mrs. Claire Giraut following her resignation.

Consequently, Mr. Timothy E. Morris will go about his duties for the remaining term of the appointment of his predecessor, namely until the Meeting to be held in 2022 to approve the financial statements for the previous financial year.

Eleventh resolution – Determination of the annual fixed amount to be allocated to the members of the Board of directors,

The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, sets the total annual amount of the Board members’ fees to be allocated to the Board of Directors from €600,000 to €800,000 for the current financial year and for future financial years until otherwise decided by a new General Meeting.

Twelfth Resolution – Approval of the compensation policy for the Chairman of the Board of Directors and for the directors

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-8 of the French Commercial Code, approves the compensation policy for the Chairman of the Board of Directors, as detailed in paragraph 4.1.3.1 of the report on corporate governance in the Universal Registration Document 2020.

Thirteenth Resolution – Approval of the compensation policy for the Chief Executive Officer and/or any other executive corporate officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-8 of the French Commercial Code, approves the compensation policy for the Chief Executive Officer and/or any other executive corporate officer, as detailed in paragraph 4.1.3.1 of the report on corporate governance in the Universal Registration Document 2020.

Fourteenth Resolution – Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act—Section 951, approves, on a non-binding advisory basis, the compensation policy applicable to Sébastien Robitaille and Pharis Mohideen, named executive officers and members of the Company’s executive committee, as presented in the report of the Board of Directors to this General Meeting in paragraph 8 and in the Company’s Proxy Statement.

Fifteenth resolution – Advisory opinion on the opportunity to consult shareholders each year on the compensation paid by the Company to named executive officers other than the Chief Executive Officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors, pursuant to U.S. regulations under the U.S. Securities Exchange Act declares that it is in the best interests of the shareholders of the Company that the shareholders be consulted every year to approve, on a non-binding advisory basis, the compensation paid by the Company to the named executive officers other than the Chief Executive Officer, as detailed in paragraph 8 of the Board of Directors’ report and in the Company’s Proxy Statement..

Sixteenth resolution – Advisory opinion on the opportunity to consult shareholders every two years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors, pursuant to U.S. regulations under the U.S. Securities Exchange Act, declares that it is in the best interests of the shareholders of the Company that the shareholders be consulted every two years to approve, on a non-binding advisory basis, the compensation paid by the Company to the named executive officers other than the Chief Executive Officer, as detailed in paragraph 8 of the Board of Directors’ report and in the Company’s Proxy Statement.

Seventeenth resolution – Advisory opinion on the opportunity to consult shareholders every three years on the compensation paid by the Company to named executive officers other than the Chief Executive Officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors, pursuant to U.S. regulations under the U.S. Securities Exchange Act declares that it is in the best interest of the shareholders of the Company that the Shareholders be consulted every three years to approve, on a non-binding advisory basis, the compensation paid by the Company to the named executive officers other than the Chief Executive Officer, as detailed in paragraph 8 of the Board of Directors’ report and in the Company’s Proxy Statement.

Eighteenth Resolution – Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L.22-10-34 of the French Commercial Code, approves the information set out in section I of Article L.22-10-9 of the French Commercial Code, as detailed in paragraph 4.1.3.4 of the report on corporate governance in the Universal Registration Document 2020.

Nineteenth Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors, as detailed in paragraph 10 of the Board of Directors’ report.

Twentieth Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer, as detailed in paragraph 10 of the Board of Directors’ report.

Twenty-first Resolution – Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Marie-Catherine Théréné, Deputy Chief Executive Officer until September 17, 2020,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Marie-Catherine Théréné, Deputy Chief Executive Officer until September 17, 2020, as detailed in paragraph 10 of the Board of Directors’ report.

Twenty-second Resolution – Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, empowers it, for a period of eighteen months from the date of this General Meeting, pursuant to Articles L. 22-10-62 et seq. of the French Commercial Code and Regulation (EU) No. 596/2014 of the European Parliament and of the Council of 16 April 2014, to buy back, on one or more occasions and at the times of its choosing, company shares up to the limit of 5% of the share capital, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

This authorization cancels, up to the amount of the unused part, the authorization granted to the Board of Directors under the twenty-first ordinary resolution of the General Meeting of April 20, 2020.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of DBV TECHNOLOGIES shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context, the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the company’s shares, pursuant to current regulations;

•	where applicable, cancel the shares acquired, subject to the authorization granted under the twenty-third extraordinary resolution of this General Meeting.

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors.

The Board may not, without the prior authorization of the Shareholders’ Meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The company does not intend to use options or derivatives.

The maximum purchase price is set at €100 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the abovementioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The maximum transaction amount is set at €150,000,000 (excluding charges).

The General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

Extraordinary resolutions:

Twenty-third resolution – Authorization to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ report:

1)

Authorizes the Board of Directors to cancel, at its discretion, on one or more occasions, up to 5% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force;

2)	Sets the validity of this authorization at eighteen months from the date of this General Meeting;

3)

The Board may not, without the prior authorization of the Shareholders’ Meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

4)

Empowers the Board of Directors to carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the company’s Bylaws and fulfilling all formalities required.

Twenty-fourth resolution – Delegation of powers to the Board of Directors to issue ordinary shares, giving, as necessary, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company) and/or securities giving access to ordinary shares (of the Company or of a Group company) with pre-emptive rights, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129-2, L. 228-92 and L. 225-132 et seq. thereof:

1)

Delegates authority to the Board of Directors to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market either in euros or in foreign currencies or in any other accounting unit set with reference to a basket of currencies:

•	ordinary shares;

•	and/or ordinary shares giving access to the allocation of ordinary shares to be issued or debt securities;

•	and/or securities giving access to ordinary shares to be issued.

Pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the Company directly or indirectly owns over half of the capital.

2)	Sets the term of validity of this authorization at twenty-six months from the date of this General Meeting.

3)	Decides to fix the limits to the amounts of authorized issues if the Board of Directors should use this delegation of competence:

The total par value of the ordinary shares that may be issued subject to this authorization may not exceed 40% of the capital existing on the date of the decision to increase the share capital by the Board of Directors. This maximum amount is separate from all maximum amounts set by the other resolutions of this General Meeting.

To this maximum amount will be added, as necessary, the par value of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other adjustments.

4)

The maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency), it being specified that:

•	this amount will be increased, if applicable, by any redemption premium above par,

•	this amount will be deducted from the overall ceiling referred to in the thirty-second resolution below,

•

this ceiling does not apply to the debt securities referred to in articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issue of which would be decided or authorized by the Board of Directors under the conditions provided for in article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of article L. 228-36-A of the French Commercial Code.

5)	If the Board of Directors needs to use this delegation of competence under the scope of the issues envisaged in point 1) above, it:

a/ decides that the issue(s) of ordinary shares or securities giving access to the capital shall be preferentially reserved to shareholders, who may subscribe them on an irrevocable basis;

b/ decides that if subscriptions, on an irreducible basis and, if applicable, on a reducible basis , have not absorbed the entire issue mentioned in 1), the Board of Directors may use the following options:

•	limit the amount of the issue to the amount of subscriptions, if applicable within the limits established by the regulation.

•	freely allocate all or part of the unsubscribed securities.

•	offer to the public all or part of the unsubscribed securities.

6)

Decides that the issue of Company’s warrants (BSA) may be made by subscription offer, but also by allocation to the owners of the existing shares, it being specified that the Board of Directors may decide that the rights of allotment forming odd lots shall not be negotiable and the corresponding securities will be sold.

7)

Decides that the Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

8)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

9)	Notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

Twenty-fifth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129-2, L 225-136 L. 22-10-52, L.22-10-54 and L. 228-92 thereof:

1)

Delegates to the Board of Directors the power to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market, by means of a public offer (excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code), in euros, in foreign currencies or in any other unit determined by reference to a basket of currencies:

•	ordinary shares;

•	and/or ordinary shares giving access to the allocation of ordinary shares to be issued or debt securities;

•	and/or securities giving access to ordinary shares to be issued.

These securities may be issued for the purpose of paying for securities contributed to the Company in a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code.

Pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own more than half of its capital or of which the Company directly or indirectly owns more than half of the capital.

2)	Sets the term of validity of this authorization at twenty-six months from the date of this General Meeting.

3)

The total par value of the ordinary shares that may be issued subject to this authorization may not exceed 30% of the share capital on the date of the decision to increase the share capital by the Board of Directors.

To this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation.

This maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirty-second resolution of this Meeting.

4)

The maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency), it being specified that:

•	this amount will be increased, if applicable, by any redemption premium above par,

•	this amount will be deducted from the overall ceiling referred to in the thirty-second resolution below,

•

this ceiling does not apply to the debt securities referred to in articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issue of which would be decided or authorized by the Board of Directors under the conditions provided for in article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of article L. 228-36-A of the French Commercial Code.

5)

Decides to cancel shareholders’ pre-emptive rights to ordinary shares and securities giving access to capital and/or to debt securities covered by this resolution, while retaining the Board of Directors’ option to grant preferential rights to shareholders, pursuant to the law.

6)

Decides that the amount received, or to be received, by the Company for each of the ordinary shares issued under this delegation of powers, after taking into account the warrant issue price for issues of detachable share subscription warrants, will be determined in accordance with the applicable legal and regulatory provisions at the time that the Board of Directors exercises the delegation.

7)

Decides, in the event that securities are issued in consideration of securities tendered in a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code, and within the limits set out above, to grant the Board of Directors the powers required to draft the list of securities included in the exchange, and to set the issue conditions and terms, the share-for-share basis, and, if applicable, the amount of the equalization payment in cash.

8)	Decides that if subscriptions have not absorbed the entire issue mentioned at 1), the Board of Directors may use the following options:

•	limit the amount of the issue to the amount of subscriptions, if applicable within the limits established by the regulations;

•	freely allocate some or all of the unsubscribed shares.

9)

Decides that the Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issue(s), and if applicable, record the execution of the resulting capital increases, proceed to amend the by-laws accordingly, levy, as it sees fit, the costs of the capital increase on the amount of related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one-tenth of the new share capital after each increase and, more generally, perform all tasks required in similar matters.

10)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

11)	Notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

Twenty-sixth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access, as the case may be, to ordinary shares or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L.225-129-2, L.22-10-52, L. 225-136, L.22-10-54 and L. 228-92 thereof:

1)

Delegates to the Board of Directors the power to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, in euros, in foreign currencies or in any other unit determined by reference to a basket of currencies:

•	ordinary shares;

•	and/or ordinary shares giving access to the allocation of ordinary shares to be issued or debt securities;

•	and/or securities giving access to ordinary shares to be issued.

Pursuant to Article L 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital.

2)	Sets the term of validity of this authorization at twenty-six months from the date of this General Meeting.

3)

The total par value of the ordinary shares that may be issued subject to this authorization may not exceed 20% of the share capital on the date of the decision to increase the share capital by the Board of Directors.

To this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation.

This maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirty-second Resolution of this Meeting.

4)

The maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency), it being specified that:

•	this amount will be increased, if applicable, by any redemption premium above par,

•	this amount will be deducted from the overall ceiling referred to in the thirty-second resolution below,

•

this ceiling does not apply to the debt securities referred to in articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issue of which would be decided or authorized by the Board of Directors under the conditions provided for in article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of article L. 228-36-A of the French Commercial Code.

5)	Decides to cancel shareholders’ pre-emptive rights to ordinary shares and to securities giving access to capital and/or to debt securities covered by this resolution.

6)

Decides that the amount received, or to be received, by the Company for each of the ordinary shares issued under this delegation of powers, after taking into account the warrant issue price for issues of detachable share subscription warrants, will be determined in accordance with the applicable legal and regulatory provisions at the time that the Board of Directors exercises the delegation.

7)	Decides that if subscriptions have not absorbed the entire issue mentioned at 1), the Board of Directors may use the following options:

•	limit the amount of the issue to the amount of subscriptions, if applicable within the limits established by the regulations;

•	freely allocate some or all of the unsubscribed shares.

8)

Decides that the Board of Directors will be granted, within the limits set above, the powers required to set the terms for the issue(s), and if applicable, record the execution of the resulting capital increases, amend the by-laws accordingly, charge, as it sees fit, the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in this regard.

9)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

10)	Notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

Twenty-seventh Resolution – Authorization, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year

The General Meeting acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to Article L. 22-10-52 of the French Commercial Code, authorizes the Board of Directors, when deciding to issue ordinary shares or securities giving access to the capital, pursuant to the 25th and 26th resolutions, subject to the provisions of Article L. 22-10-52 of the French Commercial Code, to deviate from the price-setting conditions set out in the above-mentioned resolutions, up to a maximum of 10% of the share capital per year, and to set the issue price of equity equivalents to be issued as follows:

The issue price of the ordinary shares that may be issued pursuant to this delegation of authority will be set by the Board of Directors and must be at least equal to:

•	either the weighted average trading price of the company’s share on the trading day prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%,

•	or the average of five consecutive share trading prices selected from the last thirty trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%.

Twenty-eighth Resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares, giving, if applicable, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code, specifically Articles L. 225-129-2, L. 225-138 and L. 228-92:

1)

Delegates to the Board of Directors its power to issue the following (on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, with pre-emptive subscription rights waived in favor of the categories of persons defined below):

•	ordinary shares;

•	and/or ordinary shares giving access to the allocation of ordinary shares to be issued or debt securities;

•	and/or securities giving access to ordinary shares to be issued.

Pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give rights to ordinary shares of any and all companies that directly or indirectly own over half of its capital or of which the company directly or indirectly owns over half of the capital.

2)	Sets the term of validity of this delegation at eighteen months from the date of this General Meeting.

3)

The maximum total par value of the capital increases that may be made subject to this delegation may not exceed 30% of the share capital on the date of the decision to increase the share capital by the Board of Directors.

To this maximum amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, in accordance with the law and, if applicable, any contractual stipulations providing for other methods of preservation.

This maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirty-second Resolution of this General meeting.

4)

The maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency), it being specified that:

•	this amount will be increased, if applicable, by any redemption premium above par,

•	this amount will be deducted from the overall ceiling referred to in the thirty-second resolution below,

•

this ceiling does not apply to the debt securities referred to in articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issue of which would be decided or authorized by the Board of Directors under the conditions provided for in article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of article L. 228-36-A of the French Commercial Code.

5)

Decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issue price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•

the closing price of the Company’s shares on the regulated market Euronext Paris during the last trading session prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•

the volume-weighted average (in the central order book and off-market blocks) of the Company’s share price on the Euronext Paris regulated market during the last three trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	at the weighted average trading price of the company’s shares on the trading day prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or,

•	the average of 5 consecutive share trading prices selected from the last 30 trading days prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%,

it being specified that the Board of Directors (or the Chief Executive Officer in the event of sub-delegation) may decide to set the offer price on the date of issue of the ordinary shares by immediate issue or by issue following the exercise or conversion of the securities giving access to the share capital.

6)

Decides to eliminate the preferential subscription rights by shareholders of ordinary shares and other securities giving access to the capital to be issued in accordance with Article L. 228-91 of the French Commercial Code, reserved for the following categories of persons:

vi.

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector, and/or

vii.

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the cosmetics or chemical sector or in the field of medical devices or research in these areas; and/or

viii.

any individual(s) or legal entity(ies), including any company(ies), institution(s), entity(ies), trust(ies), investment fund(s) or other investment vehicle(ies) in any form whatsoever, under French or foreign law, when entering into an industrial, commercial, licensing, research or partnership agreement with the Company; and/or

ix.

any credit institution, any French or foreign investment service provider or member of a banking syndicate or any company or investment fund that undertakes to subscribe to any issue likely to result in a future capital increase that may be carried out pursuant to this delegation in connection with the implementation of an equity or bond financing line; and/or.

x.

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (i) and/or (ii) above and, in this context, to subscribe for the securities issued.

7)	Decides Resolves that these subscriptions may be made either in cash or by way of compensation of debts,

8)	Decides that the Board of Directors will have full powers to implement this delegation, and therefore to:

a.	draw up the terms for the issue(s);

b.	draw up the list of beneficiaries within the above categories;

c.	determine the number of shares to be allocated to each of the beneficiaries;

d.	determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue;

e.

determine the dates and terms of the issue, and the nature, form and characteristics of the shares to be created, which can take the form of subordinated or unsubordinated shares, with fixed or unlimited terms;

f.	determine the method by which the shares and/or securities issued or to be issued can be paid up;

g.

determine, if applicable, the methods by which the rights attached to the securities issued or to be issued can be exercised and, in particular, to determine the date, which may be retroactive, from which rights will attach to the new shares, as well as all other terms and conditions applicable to the execution of the issue;

h.	if applicable, suspend the exercise of rights attached to the securities issued, for up to three months;

i.

at its sole discretion, charge the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

j.	record each share capital increase and make the corresponding amendments to the by-laws;

k.	make all adjustments required in compliance with legal provisions and determine the methods by which the rights of holders of securities giving access to capital will be preserved, if applicable;

l.

generally, enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard.

9)	back at the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution.

10)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

11)	Notes that this delegation, for the part not used, if applicable, supersedes, as from today’s date, any and all relevant prior delegations.

Twenty-ninth Resolution – Authorization to increase the total amount of issues.

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the report by the Board of Directors, the General Meeting decides that for each of the issues of ordinary shares or securities giving access to the capital determined pursuant to 24th, 25th, 26th, and 28th Resolution of this General Meeting, the number of securities to be issued may be increased under the conditions set out in Articles L 225-135-1 and R 225-118 of the French Commercial Code, up to the maximum amount determined by the General Meeting.

Thirtieth Resolution – - Delegation of powers to be granted to the Board of Directors for the purpose of deciding on any merger-absorption, demerger, or partial contribution of assets.

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and in accordance with the provisions of Article L. 236-9 II of the French Commercial Code

1) Delegates to the Board of Directors all powers to decide, at the times it deems appropriate, on one or more mergers, absorptions, demergers or partial contributions of assets carried out in accordance with the provisions of Articles L. 236-1 et seq. of the French Commercial Code,

2) Decides that the Board of Directors shall have full powers to implement, in accordance with the conditions set by law and the bylaws, this delegation of authority to determine all the terms and conditions of any transaction that may be decided pursuant to this delegation, it being specified that if this transaction requires a capital increase by the Company, such increase must be carried out within the limits set forth in the thirty-first resolution below,

3) Sets the term of validity of this delegation of authority at twenty-six months, with effect from the date of this General Meeting,

4) Decides that this delegation may not be implemented during a public offering period.

Thirty-first resolution – Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of a merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the thirtieth resolution, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the report of the Statutory Auditors, subject to the adoption of the thirtieth resolution above, and in accordance with the French Commercial Code and in particular the provisions of Articles L. 225-129 to L. 225-129-3, L. 225-129-5 and L. 228-91 et seq.,

1) Delegates to the Board of Directors its power to decide on the issue, on one or more occasions and at the times it deems appropriate, on the French and/or international market, either in euros, or in a foreign currency or any other unit of account established by reference to a set of currencies:

•	ordinary shares,

•	and/or ordinary shares giving right to the allocation of other ordinary shares to be issued or debt securities,

and/or securities giving access to common shares to be issued,

in consideration for contributions in kind granted to the Company in connection with any merger, demerger or partial asset contribution decided by the Board of Directors pursuant to the delegation granted under the thirtieth resolution above, said shares confer the same rights as existing shares, subject to their dividend entitlement date,

2) Sets the period of validity of this delegation of authority at twenty-six months, with effect from the date of this Meeting,

3) Resolves, as necessary, to cancel, in favor of the shareholders of the absorbed or transferring company, the shareholders’ preferential subscription right to these ordinary shares and securities to be issued,

4) Acknowledged, as necessary, that this authorization automatically entails the express waiver by shareholders of their pre-emptive right to subscribe for the shares to which the securities issued under this authorization will entitle their holders,

5) The total nominal amount of the ordinary shares that may be issued pursuant to this delegation may not exceed 10% of the share capital on the date of the decision to increase the share capital by the Board of Directors.

6) This maximum amount counts toward the overall limit on the maximum par value of shares that may be issued as envisaged under the thirty-second Resolution of this General meeting.

To this ceiling shall be added, where applicable, the amount of additional shares to be issued to preserve, in accordance with legal or regulatory provisions and, where applicable, applicable contractual stipulations, the rights of holders of securities and other rights giving access to the share capital,

7) The maximum nominal amount of issues of debt securities giving access to the capital and debt securities that may be issued pursuant to this delegation may not exceed 150,000,000 euros (or the equivalent value of this amount in the event of an issue in another currency), it being specified that :

•	this amount will be increased, if applicable, by any redemption premium above par,

•	this amount will be deducted from the overall ceiling referred to in the thirty-second resolution below,

•

this ceiling does not apply to the debt securities referred to in articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issue of which would be decided or authorized by the Board of Directors under the conditions provided for in article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of article L. 228-36-A of the French Commercial Code.

8) Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

9) Acknowledges that the Board will have full powers to decide and record the completion of the capital increase in consideration for the transaction, to charge all costs and duties incurred in connection with the capital increase against the premium, if any, and to deduct them from the premium, if it deems appropriate, the sums required to fund the legal reserve, to make the corresponding amendments to the bylaws, to take any decision with a view to admitting the shares and securities thus issued to trading on Euronext, and, more generally, to do whatever is necessary,

Thirty-second resolution – Overall limit on the maximum authorized amounts set under the 25th, 26th, 28th and 31st Resolutions of this General Meeting and the 28th resolution of the General Meeting of April 20, 2020.

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to set

1)

at 65% of the share capital on the date of this General Meeting the total par value of any shares that may be issued under the 25th, 26th, 28th and 31st resolutions of this General Meeting and the 28th resolution of the General Meeting of April 20, 2020,. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital.

1)

150,000,000 euros (or the equivalent of this amount in the event of an issue in another currency) the maximum nominal amount of debt securities that may be issued pursuant to the aforementioned resolutions.

Thirty-third resolution- Delegation of powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period,

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of Articles L. 225-129-2, L. 225-138 and L. 228-91 and seq of the French Commercial Code:

1)

Delegates its competence to the Board of Directors to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

2)	Sets the term of validity of this delegation at eighteen months from the date of this General Meeting.

3)

Decides that the total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the capital existing on the day of this Meeting. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this General Meeting.

4)	Decides that the issue price of the warrant will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

5)

Decides that the subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV TECHNOLOGIES shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price.

6)

Decides to eliminate the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

7)	Stipulates that this delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

8)

Decides that the Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

9)	Decides that if subscriptions have not absorbed the entire BSA, BSAANE and/or BSAAR issue, the Board of Directors may exercise the following options:

•	limit the amount of the issue to the amount of subscriptions, if applicable within the limits established by the regulation;

•	freely allocate all or part of the non-subscribed BSAs, BSAANEs and/or BSAARs to persons covered by the categories defined above.

10)	Decides that the Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•	set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

The General Meeting notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

Thirty-fourth resolution – Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of ordinary shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L. 3332-18 et seq. of the French Labor Code

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, voting pursuant to Articles L. 225-129-6, L. 225-138-1 and L. 228-92 of the French Commercial Code and L. 3332-18 and seq. of the French Labor Code:

1)

Delegates its powers to the Board of Directors to enact, at its own discretion, a capital increase on one or more occasions through the issue of ordinary shares or securities giving access to the equity securities to be issued by the Company, reserved for members of one or more group or company employee savings plans established by the Company and/or affiliated French or international companies under the conditions of Article L.225-180 of the French Commercial Code and of Article L.3344-1 of the French Labor Code.

2)	Withdraws, in favor of these individuals, any pre-emptive subscription rights to shares issued pursuant to this delegation.

3)	Sets the validity of this delegation at twenty-six months from the date of this General Meeting.

4)

Limits the maximum par value of the increases that may be enacted under this delegation at 2% of the share capital at the date of this General Meeting to carry out this increase, with the understanding that this amount is separate to any other maximum amounts set by other authorizations relating to capital increases. T

To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation;

5)

Decides that the price of any shares to be issued under point 1) of this delegation may not more than 30% (or 40% lower if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of the shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

6)

Decides, pursuant to the provisions of Article L.3332-21 of the French Labor Code, that the Board of Directors may allocate to the beneficiaries defined in the first paragraph above, free shares already issued or to be issued, or other securities giving access to the Company’s capital that have already been issued or are to be issued in respect of (i) any employer contribution that may be paid pursuant to the regulations governing group or company savings plans and/or (ii) if applicable, any discount and, in the event that any new shares are issued in respect of the discount or the employer contribution, may decide to capitalize any reserves, profits or issue premiums required to pay up these shares;

7)	Notes that this delegation, for the part not used, if applicable, supersedes any and all relevant prior delegations.

8)	The Board of Directors shall have the discretion to implement or not implement this authorization, take all measures and conduct all necessary formalities.

Thirty-fifth Resolution – Authorization to be granted to the Board of Directors to allocate free shares to members of staff and/or certain corporate officers

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, authorizes the Board of Directors, on one or more occasions, in accordance with Articles L. 225-197-1, L22-10-59 and L. 225-197-2 of the French Commercial Code, to allocate existing or future ordinary shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

Sets the term of validity of this authorization at eighteen months from the date of this General Meeting.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require.

This authorization shall imply that shareholders waive their pre-emptive rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

For the part not used, if applicable, it supersedes any and all relevant prior authorizations.

Thirty-sixth Resolution – Authorization to be granted to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers)

The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

Authorizes the Board of Directors, under the provisions of Articles L. 22-10-56 to L 22-10-58 and L. 225-177 to L. 225-185 of the French Commercial Code, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law.

2)	Sets the term of validity of this authorization at eighteen months from the date of this General Meeting.

3)	Decides that the beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code;

•	secondly, corporate officers who meet the conditions set out in Articles L22-10-58 and L. 225-185 of the French Commercial Code.

4)

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

5)

Decides that the subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

6)	Decides that no options may be granted during the blackout periods set out in the regulations.

7)

Notes that this authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised.

8)	Delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary;

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

9)	Notes that this authorization, for the part not used, if applicable, supersedes any and all relevant prior authorizations.

Thirty-seventh Resolution – Amendment of Article 13 of the by-laws in order to

Acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, the General Meeting decides:

•	To raise the age limit for the Chairman of the Board of Directors from seventy to seventy-five.

•	To amend paragraph 2 of Article 13 of the by-laws of the Company accordingly and as follows:

“No one may be appointed Chairman if he has reached the age of 75. If the Chairman in office reaches this age during a fiscal year, his duties automatically terminate at the end of the annual Ordinary Shareholders’ Meeting called to approve the financial statements for that fiscal year.”

The other provisions of Article 13 of the Company’s bylaws remain unchanged.

Thirty-eighth Resolution – Powers to complete formalities

The General Meeting grants all powers to the bearer of an original, a copy or an excerpt of these minutes to carry out all mandatory formalities with respect to registration and publication.

Annex B

COMPENSATION POLICY FOR CORPORATE OFFICERS

(SAY ON PAY EX ANTE)

(resolutions twelve and thirteen presented to the Combined General Shareholders’ Meeting of May 19, 2021)

Based on the recommendations of the Compensation Committee and taking into account the recommendations of the Middlenext Code, the Board of Directors (the “Board”) has established a compensation policy for the following corporate officers of DBV Technologies (the “Company”): Chairman of the Board, Board members, Chief Executive Officer and Deputy Chief Executive Officers (if any).

This compensation policy is in line with the Company’s corporate interest, contributes to its sustainability and is in line with its business strategy as described in Chapter 1 of the 2020 Universal Registration Document.

No compensation component, of any nature whatsoever, may be determined, allocated or paid by the Company, nor any commitment made by the Company if it is not in accordance with the approved compensation policy or, in its absence, with the compensation or practices existing within the Company.

The determination, review and implementation of the compensation policy for each of the corporate officers is carried out by the Board on the recommendation of the Compensation Committee. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.

As part of the decision-making process followed for the determination and review of the compensation policy, the conditions of compensation and employment of the Company’s employees were taken into account by the Compensation Committee and the Board.

In proposing the structure of this compensation, the Compensation Committee also relies on studies indicating market practices for comparable companies. These studies are based on a sample of companies with common characteristics in terms of size, workforce, market capitalization, clinical stage or geographic footprint.

The Compensation Committee ensures that none of the components of remuneration is disproportionate and analyses the remuneration as a whole, taking into account all of its components.

In the event of a change in governance, the compensation policy will be applied to the Company’s new corporate officers, with necessary adjustments where applicable.

1/ Compensation policy for the Chairman of the Board and for Board members

The compensation policy mentioned below is applicable to Board members and to the Chairman of the Board, when he/she does not hold the position of Chief Executive Officer. The components of the total compensation and benefits of any kind that may be granted to the Chairman and Board members in respect of their mandates, as well as their respective importance, are as follows:

•	Fixed compensation

The Chairman of the Board may receive an annual fixed compensation, which is determined in respect of practices noted in comparable companies, and which takes into account his specific functions as well as his membership of one or more committees, if applicable. For information purposes, as of the date of this report, the annual fixed compensation is set at 150,000 euros.

•	Compensation paid in respect of Board Member duties

In its eighth ordinary resolution, the General Meeting of June 15, 2017 set the remuneration of the Board members at the maximum annual sum of 600,000 euros valid for the current financial year and until further decision of the General Meeting. It should be proposed, at the General Meeting of May 19, 2021, that the maximum annual sum be raised to 800,000 euros. This new amount will remain valid for the current financial year and until further decision of the General Meeting.

The criteria for allocating the fixed annual sum allocated by the General Meeting to the Board members were set by the Board on the proposal of the Compensation Committee and take into account committee membership and committee chairmanship.

As of the date of this report, and for information purposes, the allocation of Board members’ compensation is the following:

•	each Board member, with the exception of the Chairman of the Board and the CEO, is entitled to receive 70,000 euros.

•	the Chairman of the Audit Committee is entitled to receive an additional compensation of 20,000 euros.

•	the Chairman of the Compensation Committee is entitled to receive an additional compensation of 10,000 euros.

•	the Chairman of the Nominating and Governance Committee is entitled to receive an additional compensation of 10,000 euros.

The members of the above-mentioned committees are entitled to receive an additional compensation of 5,000 euros.

•	Long-term compensation

The Company bases its long-term compensation policy on a global strategy of retention and motivation that is competitive in terms of market practices in the pharmaceutical industry

Pursuant to this compensation policy, the Company may decide to grant share subscription warrants (BSA), at fair market value, to the Chairman of the Board and/or Board members.

•	Benefits of any kind

The Chairman of the Board and Board members may be entitled to be reimbursed for reasonable travel, accommodation and other expenses incurred in the interest of the Company, including attendance at meetings of the Board.

Board members may also receive additional compensation for exceptional missions carried out pursuant to a specific agreement.

2/ Compensation policy for the Chief Executive Officer and/or for any other Executive Corporate Officer

The compensation policy mentioned below is applicable to the Chief Executive Officer, whether or not he or she simultaneously holds the position of Chairman of the Board.

The fixed, variable and exceptional items constituting the total compensation and benefits of any kind that may be granted to the Chief Executive Officer pursuant to his mandate, as well as their respective importance, are as follows:

•	Fixed compensation

The fixed compensation of the Chief Executive Officer is determined by taking into account the level and difficulty of the responsibilities, experience in the role and practices noted in comparable companies.

The Board, in its meeting held on November 14, 2018, decided to set the fixed annual compensation of the Chief Executive Officer at US$ 600,000. This amount remains unchanged as of the date of this report. This compensation is payable monthly.

•	Annual variable compensation

The Chief Executive Officer receives annual variable compensation for which the Board, on the recommendations of the Compensation Committee, defines each year financial and non-financial performance criteria that are diversified and demanding, precise and pre-established, allowing a complete analysis of performance.

These criteria are aligned with the Company’s short and medium-term strategy and represent important value inflection points such as building of the commercial pipeline, regulatory progress of product candidates in the United States and in Europe, building of the future pipeline in line with the scientific strategy, culture transformation and the preservation of a certain level of cash (control and drive capital management).

Each year, the Board determines the rate of achievement of each objective, according to a predefined scale, of the annual variable compensation.

The maximum amount of annual variable compensation for the Chief Executive Officer corresponds to 150% of the annual fixed compensation, it being specified that if the overall rate of achievement of the objectives predefined by the Board is less than 50% (interpreted strictly), no annual variable compensation would be due.

These criteria for variable compensation contribute to the objectives of the compensation policy in the following manner: they are in line with the Company’s corporate interest, contribute to its sustainability and are in line with the Company’s business strategy.

In order to determine the extent to which the performance criteria for variable compensation were met, the Board relied in particular on the Company’s cash position, the success of financing transactions and the regulatory progress of product candidates.

•	Exceptional Compensation

The Board may decide on the proposal of the Compensation Committee, to grant exceptional compensation to the Chief Executive Officer in view of very special circumstances, and unrelated to the fixed and variable remuneration components. The payment of this type of compensation must be justified by an event such as the completion of a major event for the Company. The amount of the exceptional compensation may not exceed a maximum of 25% of the annual fixed compensation.

The payment of the variable and, where applicable, exceptional compensation components allocated to the Chief Executive Officer for the past financial year is subject to the approval by the Ordinary General Meeting of the compensation components paid to him during or allocated to him for the said financial year (ex post vote).

•	Long-term compensation

The Company’s long-term compensation policy is part of an overall strategy to retain and motivate its managers and employees and to be competitive with market practices in the pharmaceutical industry.

The long-term compensation policy implemented for the Chief Executive Officer is mainly based on the granting of stock options based on the recommendations of the Compensation Committee. Where applicable, these grants may be subject to the satisfaction of performance conditions that may be set by the Board at the time of grant.

The stock options vest progressively as follows:

•	25% of the stock options will be eligible to vest at the end of a 12-month period from the date of grant.

•	Then, after expiration of the aforementioned 12-month period, 12.5% of the stock options will be eligible to vest at the end of each subsequent 6-month period.

The vesting and exercise of the stock options are subject to the fulfillment of a presence condition. Stock-options have a term of ten years.

Share-based compensation is in line with Company’s corporate interest, contributes to its sustainability and is in line with Company’s business strategy.

Additionally, the Chief Executive Officer is, in accordance with the law and methods adopted by the Board, required to retain a significant number of shares. With regard to stock options, the Board has set at 10% the number of shares to be held by the Chief Executive Officer until the end of his term of office.

•	Benefits of any kind

In addition to the reimbursement of expenses incurred in the performance of his duties, the Chief Executive Officer may be reimbursed for the cost of his tax consultations and will benefit from a tax equalization clause with respect to his status as a US resident. He may also be reimbursed for the costs of legal advice incurred in the performance of his duties.

The Chief Executive Officer may also benefit from the coverage by the Company of his residence expenses in France.

•	Welcome bonus

When a new Chief Executive Officer is appointed, the Board may decide, on the recommendation of the Compensation Committee, to grant compensation, indemnity or benefit on taking up his/her duties.

•	Compensation policy for any other Executive Corporate Officer

The principles and criteria for compensation mentioned above also apply to any other executive corporate officer of the Company (such as Deputy Chief Executive Officers).

For instance, Deputy Chief Executive Officers may therefore receive, pursuant to their mandate, fixed, variable and exceptional compensation as well as long-term compensation, benefits in kind and a welcome bonus under the same conditions as those described for the Chief Executive Officer.

They may also be granted with free shares. With respect to the allocation of free shares, vesting and, where applicable, holding periods are defined by the Board at the time of the grant and comply with the authorization of the General Meeting.

These levels of compensation will be determined taking into account the difficulty and degree of responsibility, experience in the position, seniority in the company, and practices observed in comparable companies.

•	Commitments

The Chief Executive Officer benefits from the following commitment:

Commitments made by the company	Main characteristics	Criteria for award	Termination Conditions
Severance indemnity

On December 12, 2018, the Board decided, in accordance with the recommendations of the Compensation Committee and in accordance with Article L.225-42-1 of the French Commercial Code, that in the event of termination of Mr. Daniel Tassé’s duties as Chief Executive Officer, for any reason whatsoever, he would be paid a severance payment provided that all criteria have been met.

This commitment was approved by the Shareholders’ Meeting of May 24, 2019 in its fifth ordinary resolution.

Severance package will therefore be paid to the Chief Executive Officer if all the following criteria are met:

•  Viaskin Peanut approved on a major market;

•  Construction of an EPIT pipeline with 3 trials in progress;

•  6 months’ cash flow as determined by the expenses of the last quarter prior to the date on which he leaves his post.

Compliance with these performance conditions will be established by the Board prior to any payment.

In the event of termination without cause or for good reason outside of a change of control, the severance benefits get paid out over 12 months.

In the event of termination without cause or for good in connection with a change of control, those same amounts get paid in a lump sum.

3/ Agreement(s) between the Company or a subsidiary and the Deputy Chief Executive Officers

Employment Contract

The Deputy Chief Executive Officers may benefit from an employment contract. The variable and fixed portions of the compensation received by the Deputy Chief Executive Officers under their employment contract, distinct from their corporate mandate, are subject to the same rules and criteria for determination, distribution and allocation as those set for the Company’s employees.

4/ Information on the mandates and employment and/or service contracts of corporate officers entered into with the Company

The table below indicates the duration of the term(s) of the mandate(s) of the Company’s corporate officers and, as the case may be, the employment or service contracts entered into with the Company, the notice periods and the conditions of revocation or termination applicable to them.

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Michel de Rosen	Chairman of the Board	At the end of the General Meeting held in 2022 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel Tassé	CEO and Director	CEO: Indeterminate Term Director: At the end of the General Meeting held in 2023 to approve the financial statements for the year ended	No	No	NA	Revocation of the mandate in accordance with the law and case law—severance payments (see section B/ commitments, of this report).
Dr Torbjørn BJERKE	Director	At the end of the General Meeting held in 2021 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Michael J. GOLLER	Director	At the end of the General Meeting held in 2023 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel B Soland	Director	At the end of the General Meeting held in 2022 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Maïlys FERRÈRE	Director	At the end of the General Meeting held in 2023 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Claire GIRAUT	Director	At the end of the General Meeting held in 2022 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Julie O’NEILL	Director	At the end of the General Meeting held in 2021 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Viviane MONGES	Director	At the end of the General Meeting held in 2021 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

ANNEX 1 TO THE COMPENSATION POLICY

RECOMMENDATIONS OF THE R13 OF THE SEPTEMBER 2016 MIDDLENEXT CODE OF CORPORATE GOVERNANCE

•

Completeness: the determination of the compensation of officers must be complete: fixed part, variable part (bonus), stock options, free shares, Board members’ fees, pension conditions and special benefits must be considered in the overall appreciation of the compensation.

•	Balance between the elements of the remuneration: each element of compensation must be explained and must be in the company’s general interests.

•

Benchmark: this compensation must be considered, as far as possible, within the context of a role and reference market and proportional to the company’s situation, whilst paying attention to inflation effects.

•	Consistent: the compensation of a corporate officer must be determined consistently with that of other company officers and employees.

•

Readability of rules: rules must be simple and transparent; the performance criteria used to establish the variable part of the compensation or, if applicable, for the assignment of free shares or options, must be connected with the company’s performance, coincide with its objectives, be demanding, explainable and, where possible, long-term. They must be detailed yet without breaching the confidentiality that may be justified for certain elements.

•

Measurement: determination of the compensation and the award of options or free shares must strike a fair balance and take into account the general interests of the company, market practices and officer performance.

•	Transparency: the annual information to “shareholders” about the full compensation and benefits received by officers is provided in compliance with applicable regulations.

Annex C

Part 1

Approval of information referred to in Article L.22-10-9 of the French Commercial Code (eighteenth resolution)

The following table sets forth information regarding the compensation earned by our non-employee directors for 2020. These amounts were earned in Euro per the above policy and paid in Euro. The amounts below were converted using an exchange rate of €1.00=$1.1422 for Mr. Michel de Rosen and €1.00=$1.2143 for all other nonemployee directors, which represent respectively the average exchange rate for the year ended December 31, 2020 and the exchange rates on the date of payment.. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrére are each directors but do not receive any additional compensation for their services as a director. Ms. Giraut resigned from our board of directors effective March 22, 2021, and Dr. Bjerke’s service as a director will terminate immediately following the Annual General Meeting.

Name	Fees earned ($)	Total ($)
Michel de Rosen	$177,040	$177,040
Torbjörn Bjerke	$103,215	$103,215
Michael Goller	$103,215	$103,215
Maïlys Ferrére (2)	$—	$—
Claire Giraut (1)	$109,287	$109,287
Viviane Monges	$91,072	$91,072
Julie O’Neill	$85,001	$85,001
Daniel Soland	$97,144	$97,144

(1)	Ms. Giraut served as a director and a member of our Audit Committee until her resignation in March 2021.
(2)	No remuneration as non-executive director is accepted by Ms. Maïlys Ferrére as representative of BPI France.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2020. None of our non-employee directors were granted warrants during financial year ended December 31, 2020. None of our non-employee directors held stock awards or options as of December 31, 2020.

Non-employee warrants awards (#)
Michel de Rosen	9,000
Torbjörn Bjerke	7,000
Michael Goller	21,500
Maïlys Ferrére	0
Claire Giraut	17,000
Viviane Monges	0
Julie O’Neill	16,000
Daniel Soland	31,500

Annex C

Part 2

Approval of fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers (French “mandataires sociaux”) (nineteenth to Twenty-first resolutions)—(Excerpt from the French board of directors’ report on the resolutions)

In accordance with the provisions of Article L. 22-10-34 II of the French Commercial Code, you are requested to approve the fixed, variable and exceptional components of the total remuneration and benefits of any kind, paid during the past financial year or granted in respect of the same financial year, as described in detail in section 4.1.3.4 of the company’s universal registration document, to the following corporate officers:

•	Mr. Michel de Rosen, Chairman of the Board of Directors (nineteenth resolution):

Elements of compensation paid or assigned for FY 2020	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€150,000 (amount attributed in respect of FY 2020 and paid during the same year)	Fixed compensation for the position of Chairman of the Board
Annual variable compensation	None
Extraordinary compensation	None
Free share allocation	None
Stock option allocation	None
Board Member compensation	€16,890 paid in 2020 in respect of FY 2019, and €5,000 attributed for FY 2020	Fixed remuneration in respect of the director’s term of office including remuneration of €16,890 paid in 2020 in his capacity as Director and member of the Nominating and Governance Committee in 2019 and €5,000 attributed in 2020 in his capacity as a member of the Nominating and Governance Committee
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	None

•	Mr. Daniel Tassé, Chief Executive Officer (twentieth resolution):

Elements of compensation paid or assigned for FY 2020	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€525,302 (amount attributed in respect of FY 2020 and paid during the same year)	Fixed compensation for the position of Chief Executive Officer for 2020 corresponding to USD 600,000.

Elements of compensation paid or assigned for FY 2020	Amounts or accounting value to be put to the vote	Introduction
Annual variable compensation	€288,916 (amount to be paid after approval of the general meeting 2020) €694,321 (amount paid in FY 2020 for FY 2019)	On January 14, 2021, the Board of Directors noted that the Chief Executive Officer had achieved 55% of his objectives, equivalent to a variable compensation of US$330,000. The variable compensation targets were set by the Board of Directors on January 7, 2020 and are linked to the achievement of qualitative and quantitative objectives (see § 4.1.3.1 of the 2020 universal registration document).
Extraordinary compensation	€57,783 (amount to be paid after approval of the 2021 General Meeting)	The Board approved a supplemental incentive award to the CEO equal to 11% (US$66,000) of his base salary for his work in reorganizing our company and significantly reducing our expenses while advancing our Viaskin Peanut program and other core capabilities. At the time the annual variable scheme for 2020 was designed, the aforementioned plan and related needs were not on the agenda as explained in the Chairman’s letter, and therefore not included.
Free share allocation	None
Stock option allocation	Options: €839,718 (accounting value)

On November 24, 2020, the Board of Directors, on the basis of the authorization granted by the General Meeting of April 20, 2020 in its 32nd resolution, granted 274,000 stock options. exercisable at the price of 4.16 euros.

The stock options will be definitively granted:

• after a period of 12 months from 11/24/2020, up to 25%,

• at the end of this period, up to 12.5% at the end of each 6-month period.

They will be exercisable as of their definitive attribution and until November 24, 2030

Elements of compensation paid or assigned for FY 2020	Amounts or accounting value to be put to the vote	Introduction
Other compensation	€29,753 (amount granted in respect of FY 2020 and paid in the same year)	In accordance with the compensation policy approved by the Shareholders’ Meeting of April 20, 2020, the Chief Executive Officer received tax equalization in respect of his status as a US resident.
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	No amount is subject to the vote	The detailed description of this commitment is contained in paragraph 4.1.3.1 of the 2020 Universal Registration Document.

•	Ms. Marie-Catherine Théréné, Deputy CEO until September 17, 2021 (Twenty-first resolution):

Elements of compensation paid or assigned for FY 2019 (1)	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	107 814 € (1) (amount allocated in respect of FY 2020 and paid during the same year)	Fixed compensation under the employment contract between Marie-Catherine Théréné and the Company. No fixed remuneration was paid in respect of her position as Deputy Chief Executive Officer
Annual variable compensation	€4,400 (1) (amount allocated for the year 2020)	Variable compensation under the employment contract between Marie-Catherine Théréné and the Company. No variable remuneration was paid in respect of her position as Deputy Chief Executive Officer.
Extraordinary compensation	None
Free share allocation	None
Stock option allocation	None
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	None

(1)

the compensation elements described above were paid pursuant to the employment contract between Ms. Théréné and the Company, it being specified that no compensation was paid by the Company in respect of her mandate as Deputy Chief Executive Officer

Annex D

Achievement against Annual Corporate Objectives

Viaskin™ Peanut (VP) FDA approval and launch – weighting 40 points; achieved 0 points

•	Details on objective: Objectives were set for US FDA approval of VP, as well as speed and uptake of subsequent launch.

•	Achievement: DBV received a Complete Response Letter on August 3rd. No points were attributed against this objective

Progress on clinical trials – weighting 20 points; achieved 25 points.

•

Details on objective: DBV has studies ongoing, to expand the label for VP, to support scientific claims, and to advance the clinical development of other products. Targets are set for enrollment, completion and publication of individual studies.

•	Achievement: Several important studies completed earlier, enrolled better or published faster than planned. In total, the objective was surpassed and 25 points were attributed.

Quality and Compliance – weighting 10 points; achieved 6 points

•

Details on objective: Quality control and quality assurance is critical in the pharmaceutical industry. Systems and training must be developed and implemented to best ensure compliance with legal and regulatory expectations. Pre-Approval Inspections (PAI) for VP were expected as part of the FDA approval process

•	Achievement: Points were earned for training and systems. No points were earned for PAI, following the VP CRL received in August ‘20. 6 points were attributed.

VP Manufacturing and Supply – weighting 10 points; achieved 8 points

•

Details on objective: VP is a unique product, with a complex manufacturing process. Objectives were set for building manufacturing capacity and scalability in preparation for the US launch of VP, as well as manufacturing lots for timely release post approval. Objectives were also set for cost management.

•	Achievement: points were earned for building capacity and scale, and for cost management. Partial points were earned for lot manufacturing following the receipt of the CRL. 8 points were attributed

Capital management – weighting of 10 points; achieved 10 points.

•

Details on objective: as a biotech company, we need to manage the risk of product development and launch planning, DBV had objectives to incent thoughtful investment, prudent spending, contingency planning and good overall stewardship of our investor’s money.

•

Achievement: DBV’s management achieved their capital management goals despite the uncertainty that followed the cancellation of the VP Adcom in March and the regulatory risk leading up to our August target action date. The receipt of the CRL added to the need for fiscal prudence. 10 points were attributed.

Positioning DBV for the future – weighting of 10 points; achieved 6 points.

•

Details on objective: these objectives are to incent management to complement the shorter-term imperatives of VP approval and late-stage pipeline advancement, with the development of capabilities and assets that will pay-off in the longer term. Points are earned for building better technical skills and management capabilities, to build a robust biotech culture, to pursue business development opportunities, to expand geographically and to advance our pre-clinical pipeline.

•

Achievement: The regulatory exchanges with FDA and the CRL response consumed a lot of management attention in 2020. We continued to build a strong biotech culture, made good progress on our pre-clinical pipeline and filed VP in Europe (with EMA) in September. 6 points were attributed.

Total achievement in 2020: 55 points